SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant     [x]

Filed by a Party other than the Registrant     [_]

Check the appropriate box: x

[_]	Preliminary Proxy Statement
[_]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]	Definitive Proxy Statement
[_]	Definitive Additional Materials
[_]	Soliciting Material Pursuant to §240.14a-12

J.L. Halsey Corporation
(Name of Registrant as Specified in its Charter)
___________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]	No fee required.
[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

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	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[_]	Fee paid previously with preliminary materials.

[_]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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J.L. HALSEY CORPORATION
103 Foulk Road, Suite 205Q
Wilmington, Delaware 19803

June 20, 2006

Dear Stockholder:

     You are cordially invited to attend the annual meeting (the “Annual Meeting”) of stockholders of J.L. Halsey Corporation (the “Company”) to be held on Thursday, July 27, 2006 at 9:30 a.m., local time, at the Claremont Resort & Spa, 41 Tunnel Road, Berkeley, California 94705. Please find enclosed a notice to stockholders, a Proxy Statement describing the business to be transacted at the meeting, a Form of Proxy for use in voting at the meeting and an Annual Report for J.L. Halsey Corporation.

     At the Annual Meeting, you will be asked:

  to elect two Class I directors of the Company, each to serve until the annual meeting of the Company’s stockholders for the fiscal year ending June 30, 2008 and until his respective successor is elected and qualified or until his earlier death, resignation or removal from office;

  to ratify the Company’s Amended and Restated 2005 Equity-Based Compensation Plan;

  to ratify the appointment of Burr, Pilger & Mayer LLP as the independent auditors for the Company for the fiscal year ending June 30, 2006; and

  to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Your vote is important. We hope that you will be able to attend the Annual Meeting, and we urge you to read the enclosed Proxy Statement before you decide to vote. Even if you do not plan to attend, please complete, sign, date and return the enclosed Proxy as promptly as possible. It is important that your shares be represented at the meeting.

Very truly yours, David R. Burt Chief Executive Officer, President, Secretary and Treasurer

YOUR VOTE IS IMPORTANT

All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to complete, sign, date and return, in the enclosed postage paid envelope, the enclosed Proxy as promptly as possible. Returning your Proxy will help the Company assure that a quorum will be present at the meeting and avoid the additional expense of duplicate proxy solicitations. Any stockholder attending the meeting may vote in person even if he or she has returned the Proxy.

J.L. HALSEY CORPORATION
103 Foulk Road, Suite 205Q
Wilmington, Delaware 19803

____________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 27, 2006
____________

     PLEASE TAKE NOTICE THAT the annual meeting (the “Annual Meeting”) of stockholders of J.L. Halsey Corporation, a Delaware corporation (the “Company”), will be held on Thursday, July 27, 2006 at 9:30 a.m., local time, at the Claremont Resort & Spa, 41 Tunnel Road, Berkeley, California 94705, to consider and vote on the following matters:

  to elect two Class I directors of the Company, each to serve until the annual meeting of the Company’s stockholders for the fiscal year ending June 30, 2008 and until his respective successor is elected and qualified or until his earlier death, resignation or removal from office;

  to ratify the Company’s Amended and Restated 2005 Equity-Based Compensation Plan;

  to ratify the appointment of Burr, Pilger & Mayer LLP as the independent auditors for the Company for the fiscal year ending June 30, 2006; and

  to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     These matters are more fully discussed in the attached Proxy Statement.

     The close of business on June 8, 2006 (the “Record Date”), has been fixed as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Only holders of record of the Common Stock, at the close of business on the Record Date, are entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours for the ten days preceding the Annual Meeting at the Company’s offices at the address on this notice and at the Annual Meeting.

     Your vote is important. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed Proxy as promptly as possible. You may revoke your Proxy before the Annual Meeting as described in the Proxy Statement under the heading “Solicitation and Revocability of Proxies.”

By Order of the Board of Directors, David R. Burt Chief Executive Officer, President, Secretary and Treasurer

June 20, 2006

J.L. HALSEY CORPORATION
103 Foulk Road, Suite 205Q
Wilmington, Delaware 19803

____________

PROXY STATEMENT
____________

SOLICITATION AND REVOCABILITY OF PROXIES

     The board of directors (the “Board of Directors”) of J.L. Halsey Corporation (the “Company”) requests your Proxy for use at the annual meeting (the “Annual Meeting”) of the stockholders of the Company to be held on Thursday, July 27, 2006 at 9:30 a.m., local time, at the Claremont Resort & Spa, 41 Tunnel Road, Berkeley, California 94705, and at any adjournment or postponement thereof. By signing and returning the enclosed Proxy, you authorize the persons named on the Proxy to represent you and to vote your shares at the Annual Meeting. This Proxy Statement and the Form of Proxy were first mailed to stockholders of the Company on or about June 20, 2006.

     This solicitation of proxies is made by the Board of Directors and will be conducted primarily by mail. Officers, directors and employees of the Company may solicit proxies personally or by telephone, telegram or other forms of electronic, wire or facsimile communication. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the common stock of the Company, par value $0.01 per share (the “Common Stock”), that those companies hold of record. The costs of the solicitation, including reimbursement of such forwarding expenses, will be paid by the Company.

     If you attend the Annual Meeting, you may vote in person. If you are not present at the Annual Meeting, your shares can be voted only if you have returned a properly signed Proxy or are represented by another Proxy. You may revoke your Proxy at any time before it is exercised at the Annual Meeting by (a) signing and submitting a later-dated Proxy to the Secretary of the Company, (b) delivering written notice of revocation of the Proxy to the Secretary of the Company or (c) voting in person at the Annual Meeting. In the absence of any such revocation, shares represented by the persons named on the Proxies will be voted at the Annual Meeting.

VOTING AND QUORUM

     The only outstanding voting securities of the Company are shares of Common Stock. As of the close of business on June 8, 2006 (the “Record Date”), there were 83,208,532 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting.

     Each outstanding share of Common Stock is entitled to one vote. The presence, in person or by proxy, of a majority of the shares of Common Stock issued and outstanding and entitled to vote as of the Record Date shall constitute a quorum at the Annual Meeting. If a quorum shall not be present, in person or by proxy, at the Annual Meeting or any adjournment thereof, the Chairman of the Annual Meeting or the holders of a majority of the Common Stock entitled to vote who are present or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time without notice, other than an announcement at the Annual Meeting (unless the Board of Directors, after such adjournment, fixes a new record date for the adjourned meeting), until a quorum is present. At any such adjourned meeting at which a quorum is present, in person or by proxy, any business may be transacted that may have been transacted at the Annual Meeting had a quorum originally been present; provided that, if the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting. Abstentions and broker non-votes will count in determining if a quorum is present at the Annual Meeting. A broker non-vote occurs if a broker or other nominee attending the meeting in person or submitting a Proxy does not have discretionary authority and has not received voting instructions with respect to a particular item.

PROPOSAL ONE—ELECTION OF CLASS I DIRECTORS

     The Board of Directors has designated Messrs. Andrew Richard Blair and Nicolas De Santis Cuadra as nominees for election as Class I directors of the Company at the Annual Meeting (the “Nominees”). Each Nominee currently serves as a Class I director. If elected, each Nominee will serve until the expiration of his term at the Annual Meeting of the Company’s stockholders for the fiscal year ending June 30, 2008 and until his respective successor is elected and qualified or until his earlier death, resignation or removal from office. For information about the Nominees, see “Directors.”

     The Board of Directors has no reason to believe either of the Nominees will be unable or unwilling to serve if elected. If either of the Nominees becomes unable or unwilling to serve, your Proxy will be voted for the election of a substitute nominee recommended by the current Board of Directors.

Required Vote and Recommendation

     The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Accordingly, under Delaware law and the Company’s Certificate of Incorporation and Bylaws, abstentions and broker non-votes will not have any effect on the election of a particular director. Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the Nominees.

     The Board of Directors recommends that the stockholders vote “FOR” the election of the Nominees.

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PROPOSAL TWO — RATIFICATION OF THE J.L. HALSEY CORPORATION
AMENDED AND RESTATED 2005 EQUITY-BASED COMPENSATION PLAN

General

     The Board of Directors adopted the J.L. Halsey Corporation Amended and Restated 2005 Equity-Based Compensation Plan (the “Plan”). The full text of the Plan, as currently in place and as proposed to be ratified by the Company’s stockholders, is set forth in Annex A to this Proxy Statement, and the following discussion is qualified by reference to the full text of the Plan.

     As of June 8, 2006, 120,968 shares had been issued, 4,050,032 shares were available for future awards and 9,129,803 shares were subject to the outstanding awards under the Plan. The 9,129,803 shares subject to outstanding awards under the Plan include an aggregate of 9,029,000 shares that underlie outstanding unexercised stock options. The exercise prices for the outstanding unexercised stock options range from $0.30 to $0.71 (inclusive). As of June 8, 2006, the closing price per share of Common Stock on the OTC Bulletin Board (the “OTCBB”) was $0.81.

     Stockholder ratification of the Plan is required (i) to comply with certain exclusions from the limitations of Section 162(m) of the Code, (ii) for the Plan to be eligible under the “plan lender” exemption from the margin requirements of Regulation G promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (iii) to comply with the incentive stock options rules under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

Description of the Plan

     Purpose

     The purpose of the Plan is to provide a means through which the Company may attract and retain able persons as employees, directors and consultants of the Company by providing awards the value of which is tied to the performance of the Company’s Common Stock, thereby strengthening their concern for the welfare of the Company and the desire to remain in its employ. A further purpose of the Plan is to provide such employees and directors with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. Accordingly, the Plan provides for granting incentive stock options (“ISOs”), stock options that are not ISOs (“Nonstatutory Options”), stock appreciation rights (“SARs”), restricted stock awards, phantom stock awards or any combination of the foregoing.

     Available Shares

     The maximum number of shares of Common Stock that may be issued in connection with awards granted under the Plan may not exceed 13,200,000 shares. This maximum number of shares is subject to adjustments to reflect any increase or decrease in the number of issued shares of Common Stock resulting from a split or consolidation of shares of Common Stock or any like capital adjustment, the payment of any stock dividend and/or a change in the character or class of shares covered by the Plan arising from a readjustment or recapitalization of Common Stock. For example, a reverse stock split would have the effect of decreasing proportionately the amount of Common Stock available for awards under the Plan, decreasing proportionately the number of shares of Common Stock that may be acquired under any award and increasing proportionately the price (including the exercise price) for each share of Common Stock subject to outstanding awards.

     Eligibility and Individual Award Limitations

     Awards may be made under the Plan to all officers and employees, or prospective officers and employees, of the Company or of any subsidiary of the Company, and other persons who provide services to the Company or to any subsidiary of the Company, including directors of the Company. As of June 8, 2006, all employees, all four directors and no consultants would have been eligible to receive awards under the Plan.

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     In each fiscal year or 12-month period, as applicable, when the Plan is in effect, persons eligible to participate in the Plan who are designated by the Board of Directors as likely to be a “covered employee” within the meaning of section 162(m) of the Code may not be granted awards relating to more than 6,000,000 shares of Common Stock (such number being subject to adjustment as described in “Description of the Plan — Available Shares,” above) or, in the case of awards not related to shares of Common Stock, with a value at the time of payment in excess of $5,000,000.

     Administration

     Except to the extent the Board of Directors elects to administer the Plan, the Plan will be administered by a committee (as used herein, the term “Committee” shall be deemed to also include references to the Board of Directors) comprised of at least two members of the Board of Directors, as chosen by the Board of Directors, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “outside director” as defined under section 162(m) of the Code, unless administration of the Plan by “outside directors” is not required in order to qualify for tax deductibility under section 162(m) of the Code. Subject to the Plan, the Committee will have the authority to, among other things, (a) select the persons to whom awards will be made; (b) prescribe the amount and the terms and conditions of such awards; (c) construe, interpret and apply the provisions of the Plan and of any award made under the Plan; (d) accelerate the time of exercisability of any stock option granted under the Plan; (e) make determinations of the fair market value (as defined in the Plan) of the stock pursuant to the Plan; (f) delegate its duties under the Plan to such agents as it may appoint from time to time; and (g) subject to ratification by the Board of Directors, terminate, modify, or amend the Plan.

     Awards

     The right of a Participant to exercise or receive a grant or settlement of any award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any award subject to performance conditions, except as limited under the Plan in the case of an award intended to qualify under section 162(m) of the Code.

     Stock Options. Stock options granted under the Plan may either be ISOs within the meaning of section 422 of the Code or Nonstatutory Options. The exercise price per share of Common Stock covered by an ISO may not be less than the greater of the par value per share of Common Stock or 100% of the fair market value (as defined in the Plan) per share of Common Stock on the date of grant of the ISO (110% in the case of an ISO granted to an individual who owns 10% or more of the total combined voting power of all classes of stock of the Company or any subsidiary). The exercise price per share of Common Stock covered by a Nonstatutory Option may not be less than the par value per share of Common Stock.

     The Committee, acting in its sole discretion, may determine the method by which the exercise price of a stock option may be paid or deemed to be paid, including, without limitation, in cash or by check, by means of a cashless exercise procedure, in the form of unrestricted shares of Common Stock or, subject to applicable law, by any other form of consideration deemed appropriate.

     SARs. An SAR constitutes a right of the holder to receive, in cash and/or shares of Common Stock of equivalent value, as determined by the Committee in its sole discretion, an amount equal to the excess of (i) the fair market value (as defined in the Plan) of one share of Common Stock on the applicable exercise or designated settlement date over (ii) the grant price of the SAR, as determined by the Committee. SARs may be awarded in conjunction with a stock option award (a so-called “tandem SAR”) or independent of any stock option award (a so-called “stand-alone SAR”). A tandem SAR may be awarded either at or after the time the related option award is granted, provided that a tandem SAR awarded in conjunction with an ISO may only be awarded at the time the ISO is granted. Generally, a tandem SAR will be exercisable only at the time and to the extent and subject to the conditions as the related option is exercisable. The exercise of a tandem SAR will terminate the related option to the extent of the shares of Common Stock with respect to which the SAR is exercised, and vice-a-versa.

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     Restricted Stock Awards and Phantom Stock Awards. The Committee may grant stock awards upon such terms and conditions as the Committee may determine. Stock awards may take the form of a transfer of shares of restricted stock or an award of phantom stock representing a right to receive shares of our Common Stock, cash or a combination thereof at the end of a specified deferral period and, in either case, may be subject to designated vesting conditions and transfer restrictions.

     Unless the Committee determines otherwise, a non-vested stock award will be forfeited upon the recipient’s termination of employment or other service and reacquired by the Company. The Committee may provide, by rule or regulation or in any award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to stock awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of stock awards.

     Unless otherwise determined by the Committee, the recipient of a restricted stock award will be entitled to receive dividend payments on the shares of restricted stock and the recipient of a phantom stock award will be entitled to receive dividend equivalent payments on or with respect to the shares of Common Stock that remain covered by the award (which the Committee may specify are payable on a deferred basis and are forfeitable to the same extent as the underlying award). Except to the extent restricted by the Committee, a recipient of restricted stock shall have all of the rights of a stockholder, including the right to vote the restricted stock.

     Bonus Stock and Awards in Lieu of Company Obligations. The Committee is authorized to grant Common Stock as a bonus, or to grant Common Stock or other awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to any applicable provision under Section 16 of the Exchange Act. The Committee will determine any terms and conditions applicable to grants of Common Stock or other awards, including performance criteria associated with an award. Any grant of Common Stock to an officer of the Company or a subsidiary in lieu of salary or other cash compensation will be reasonable, as determined by the Committee.

     Dividend Equivalents. Dividend equivalents may be granted entitling a participant in the Plan to receive cash, Common Stock, other awards, or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock, or other periodic payments at the discretion of the Committee. Dividend equivalents may be awarded on a free-standing basis or in connection with another award. The Committee may provide that dividend equivalents will be payable or distributed when accrued or that they will be deemed reinvested in additional Common Stock, awards, or other investment vehicles. The Committee will specify any restrictions on transferability and risks of forfeiture that are imposed upon dividend equivalents.

     Other Stock-Based Awards. Participants in the Plan may be granted, subject to applicable legal limitations and the terms of the Plan and its purposes, other awards related to Common Stock (in terms of being valued, denominated, paid or otherwise defined by reference to Common Stock). Such awards may include, but are not limited to, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and awards valued by reference to the book value of Common Stock or the value of securities of or the performance of specified subsidiaries. The Committee will determine terms and conditions of all such awards, including without limitation, method of delivery, consideration to be paid, the timing and methods of payment, and any performance criteria associated with an award. Cash awards may granted as an element of or a supplement to any awards permitted under the Plan.

     Performance Awards. The Committee may designate that certain awards granted under the Plan constitute “performance awards.” A performance award is any award the grant, exercise or settlement of which is subject to one or more performance standards. Additionally, performance award also means an award granted to the chief executive officer or any other person designated by the Committee, at the time of grant of the performance award, as likely to be one of the next four highest paid officers of the Company (a “Covered Employee”). One or more of the following business criteria for the Company on a consolidated basis and/or for specified subsidiaries or business or geographical units of the Company (except with respect to the total shareholder return and earnings per share criteria) shall be used by the Committee: (a) earnings per share; (b) increase in revenues; (c) increase in cash flow; (d) increase in cash flow return; (e) return on net assets, return on assets, return on investment, return on capital, or return on equity; (f) economic value added; (g) operating margin or contribution margin; (h) net income; pretax

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earnings; pretax earnings before interest, depreciation and amortization; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; or operating income; (i) total stockholder return; (j) debt reduction; and (k) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies, including the group selected by the Company for purposes of the stock performance graph contained in this Proxy Statement.

     Other Provisions

     Tax Withholding. At the discretion of the Committee and subject to conditions that the Committee may impose, a participant’s tax withholding with respect to an award under the Plan may be satisfied by withholding from any payment related to an award or by the withholding of shares of Common Stock issuable pursuant to the award based on the fair market value (as defined in the Plan) of the shares of Common Stock.

     Merger or Recapitalization. If any change is made to the Company’s capitalization, such as a stock split, stock combination, stock dividend, exchange of shares or other recapitalization, merger or otherwise, which results in an increase or decrease in the number of outstanding shares of Common Stock, appropriate adjustments shall be made by the Committee in the shares subject to an award under the Plan.

     Change in Control. Upon a change in control (as such term is defined in the Plan) the Committee, acting in its sole discretion without the approval of any holder, shall have the power to effect any of the following alternatives with respect to options: (a) accelerate the exercisability of the options to be exercised before a specified date, after which unexercised options will terminate; (b) require the mandatory surrender to and repurchase by the Company of all outstanding options; or (c) make such adjustments to options then outstanding as the Committee deems appropriate to reflect such change in control. The Committee will make such changes as it deems appropriate in the number and price of shares of Common Stock or other consideration subject to other awards. Also, the Committee may, in its discretion, fully vest and cause all restrictions to lapse applicable to any restricted stock award. Any such action may vary both among different restricted stock award holders and different restricted stock awards held by the same holder.

     Amendment. Without stockholder approval, the Board of Directors may at any time and from time to time with respect to any shares which, at the time, are not subject to awards, suspend, discontinue, revise, or amend the Plan in any respect whatsoever, and may amend any provision of the Plan or any award agreement to make the Plan or the award agreement, or both, comply with Section 16(b) of the Exchange Act and the exemptions therefrom, the Code, ERISA, or any other law, rule or regulation that may affect the Plan. Such amendments are subject to stockholder approval to the extent such approval is required by any state or federal law and regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted. The Board of Directors may also amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in other legal requirements applicable to the Company or the Plan or for any other purpose permitted by law. The Plan may not be amended without stockholder approval to increase the aggregate number of shares of Common Stock that may be issued under the Plan. Except as provided above, no amendment, modification, suspension or termination of the Plan may alter or impair awards previously granted under the Plan without the consent of the affected participant.

     Transferability of Awards. In accordance with rules prescribed by the Committee, the Committee may permit a person to transfer in the form of a gift Nonstatutory Options, SARs, phantom stock rights or restricted stock awards (if such restricted stock award does not require the transfer of consideration by the participant or the holder other than usual and customary service) (i) to a child (including a step or in-law relationship), grandchild, parent (including a step or in-law relationship), grandparent, spouse, former spouse, sibling (including an in-law), niece, or nephew, including adoptive relationships in any case, and any person sharing the household of a holder of such award (“Immediate Family Members”), (ii) to a trust established for the exclusive benefit of one or more Immediate Family Members, (iii) to a partnership in which Immediate Family Members are the only partners or (iv) pursuant to a qualified domestic relations order. An SAR granted in tandem with a Nonstatutory Option will not be transferable other than in connection with the transfer of the Nonstatutory Option to which the SAR relates. Other than as described above, awards will not be transferable other than by will or the laws of descent and distribution.

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     Following the transfer of any award described above, such awards will remain subject to the same terms and conditions as were applicable to such awards immediately prior to transfer, provided that the transferee will be substituted for the transferor to the extent appropriate to enable the transferee to exercise the transferred awards. When transferred awards are exercised by a transferee, the Common Stock received as a result of the exercise may be subject to the one year holding period and other limitations on resale prescribed by Rule 144 promulgated under the Securities Act of 1933. In addition, awards transferred by a participant subject to the reporting requirements of Section 16(a) of the Exchange Act to Immediate Family Members in the same household as the transferor will continue to be reportable by the transferor as indirectly owned by the transferor.

     Any holder of an award desiring to transfer such award to an Immediate Family Member must make an application for transfer and comply with such other requirements as the Committee may require. To the extent regulations promulgated under the Exchange Act permit awards to be transferred in circumstances other than as described above, the Committee may, but will not be obligated to, amend the Plan to permit transfers as permitted by such regulations.

Federal Tax Consequences

     The following discussion is for general information only and is intended to summarize briefly the U.S. federal tax consequences to participants arising from participation in the Plan. This description is based on current law, which is subject to change (possibly retroactively). The tax treatment of a participant in the Plan may vary depending on his particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential gift and estate, foreign, state, or local tax consequences. In addition, certain awards under the Plan could potentially be subject to section 409A of the Code. However, the Company does not presently intend to grant awards under the Plan that would be subject to section 409A of the Code. As a result, no attempt has been made to discuss the potential implications of section 409A of the Code to awards under the Plan. You should consult with your tax advisor concerning the specific tax consequences of participating in the Plan.

     Nonstatutory Options; SARs; ISOs

     Participants generally will not realize taxable income upon the grant of Nonstatutory Option or an SAR. Upon the exercise of a Nonstatutory Option or SAR, a participant will recognize ordinary compensation income (subject to withholding by the Company) in an amount equal to the excess of (i) the amount of cash and the fair market value of the Common Stock received, over (ii) the exercise price (if any) paid therefor. A participant will generally have a tax basis in any shares of Common Stock received pursuant to the exercise of an SAR, or pursuant to the cash exercise of a Nonstatutory Option, that equals the fair market value of such shares on the date of exercise. Subject to the discussion under “—Tax Code Limitations on Deductibility” below, the Company (or a subsidiary) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a participant under the foregoing rules.

     Participants eligible to receive an ISO will not recognize taxable income on the grant of an ISO. Upon the exercise of an ISO, a participant will not recognize taxable income, although the excess of the fair market value of the shares of Common Stock received upon exercise of the ISO (“ISO Stock”) over the exercise price of the ISO will increase the alternative minimum taxable income of the participant, which may cause such participant to incur alternative minimum tax (“AMT”). The payment of any AMT attributable to the exercise of an ISO would be allowed as a credit against the participant’s regular tax liability in a later year to the extent the participant’s regular tax liability is in excess of the AMT for that year.

     Upon the disposition of ISO Stock that has been held for the requisite holding period (at least two years from the date of grant and one year from the date of exercise of the ISO), a participant will recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the participant for the ISO Stock. However, if a participant disposes of ISO Stock that has not been held for the requisite holding period (a “Disqualifying Disposition”), the participant will recognize ordinary compensation income in the year of the Disqualifying Disposition in an amount equal to the amount by which the fair market value of the ISO Stock at the time of exercise of the ISO (or, if less, the amount realized in the case of an arm’s length disposition to an unrelated party) exceeds the exercise price paid by the participant for such ISO Stock. A participant would also

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recognize capital gain to the extent the amount realized in the Disqualifying Disposition exceeds the fair market value of the ISO Stock on the exercise date. If the exercise price paid for the ISO Stock exceeds the amount realized (in the case of an arm’s-length disposition to an unrelated party), such excess would ordinarily constitute a capital loss.

     If a Disqualifying Disposition occurs in the same year in which an ISO is exercised, AMT income resulting from the exercise of the ISO will not exceed the gain resulting from the disposition of the ISO Stock. The ordinary income resulting from a Disqualifying Disposition in a later year will not be considered income for AMT purposes. In addition, the basis of ISO Stock for purposes of determining gain or loss for AMT purposes will equal the exercise price plus the amount by which the participant’s AMT income was increased.

     The Company and its subsidiaries will not be entitled to any federal income tax deduction upon the grant or exercise of an ISO unless a participant makes a Disqualifying Disposition of the ISO Stock. If a participant makes a Disqualifying Disposition, the Company (or a subsidiary) will then, subject to the discussion below under “—Tax Code Limitations on Deductibility,” be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by a participant under the rules described in the preceding paragraph.

     Under current rulings, if a participant transfers previously held shares of Common Stock (other than ISO Stock that has not been held for the requisite holding period) in satisfaction of part or all of the exercise price of a Nonstatutory Option or ISO, no additional gain will be recognized on the transfer of such previously held shares in satisfaction of the exercise price (although a participant would still recognize ordinary compensation income upon exercise of a Nonstatutory Option in the manner described above). Moreover, that number of shares of Common Stock received upon exercise which equals the number of shares of previously held Common Stock surrendered therefor in satisfaction of the exercise price will have a tax basis that equals, and a capital gains holding period that includes, the tax basis and capital gains holding period of the previously held shares of Common Stock surrendered in satisfaction of the exercise price. Any additional shares of Common Stock received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the participant, plus the amount of compensation income recognized by the participant under the rules described above. If a reload option is issued in connection with a participant’s transfer of previously held Common Stock in full or partial satisfaction of the exercise price of an option, the tax consequences of the reload option will be as provided above for an ISO or a Nonstatutory Option, depending on whether the reload option itself is an ISO or a Nonstatutory Option.

     The Plan allows the Committee to permit the transfer of awards in limited circumstances. See “Description of the Plan — Other Provisions — Transferability of Awards.” For income and gift tax purposes, certain transfers of Nonstatutory Options and SARs generally should be treated as completed gifts, subject to gift taxation.

     The Internal Revenue Service (the “IRS”) has not provided formal guidance on the income tax consequences of a transfer of Nonstatutory Options or SARs. However, the IRS informally has indicated that, in situations other than divorce, after a transfer of Nonstatutory Options, the transferor will recognize income, which will be subject to withholding, and FICA/FUTA taxes will be collectible at the time the transferee exercises the Nonstatutory Options.

     The IRS has not specifically addressed the tax consequences of a transfer of SARs.

     Phantom Stock Rights; Restricted Stock Awards; Cash Awards

     A participant will recognize ordinary compensation income upon receipt of cash pursuant to a cash award or, if earlier, at the time the cash is otherwise made available for the participant to draw upon. A participant will not have taxable income at the time of grant of a stock award in the form of phantom stock rights denominated in Common Stock, but rather, will generally recognize ordinary compensation income at the time he receives Common Stock in satisfaction of the phantom stock rights in an amount equal to the fair market value of the Common Stock received. In general, a participant will recognize ordinary compensation income as a result of the receipt of Common Stock pursuant to a restricted stock award or bonus stock award in an amount equal to the fair market value of the Common Stock when such stock is received; provided, however, that if the stock is not transferable and is subject to a substantial risk of forfeiture when received, a participant will recognize ordinary compensation income in an

8

amount equal to the fair market value of the Common Stock (i) when the Common Stock first becomes transferable or is no longer subject to a substantial risk of forfeiture in cases where a participant does not make an valid election under section 83(b) of the Code or (ii) when the Common Stock is received in cases where a participant makes a valid election under section 83(b) of the Code.

     A participant will be subject to withholding for federal, and generally for state and local, income taxes at the time he recognizes income under the rules described above with respect to Common Stock or cash received. Dividends that are received by a participant prior to the time that the Common Stock is taxed to the participant under the rules described in the preceding paragraph are taxed as additional compensation, not as dividend income. The tax basis in the Common Stock received by a participant will equal the amount recognized by him as compensation income under the rules described in the preceding paragraph, and the participant’s capital gains holding period in those shares will commence on the later of the date the shares are received or the restrictions lapse.

     Subject to the discussion immediately below, the Company (or a subsidiary) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a participant under the foregoing rules.

     Tax Code Limitations on Deductibility

     In order for the amounts described above to be deductible by the Company (or a subsidiary), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.

     The ability of the Company (or a subsidiary) to obtain a deduction for future payments under the Plan could also be limited by the golden parachute payment rules of section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of an employer-corporation.

     Finally, the ability of the Company (or a subsidiary) to obtain a deduction for amounts paid under the Plan could be limited by section 162(m) of the Code, which limits the deductibility, for federal income tax purposes, of compensation paid to certain executive officers of a publicly traded corporation to $1,000,000 with respect to any such officer during any taxable year of the corporation. However, an exception applies to this limitation in the case of certain performance-based compensation. In order to exempt performance-based compensation from the $1,000,000 deductibility limitation, the grant or vesting of the award relating to the compensation must be based on the satisfaction of one or more performance goals as selected by the Committee. Performance-based awards intended to comply with section 162(m) of the Code may not be granted in a given period if such awards relate to shares of Common Stock which exceed a specified limitation or, alternatively, the performance-based awards may not result in compensation, for a participant, in a given period which exceeds a specified limitation. A participant who receives an award or awards intended to satisfy the performance-based exception to the $1,000,000 deductibility limitation may not receive performance-based awards relating to more than 6,000,000 shares of Common Stock or, with respect to awards not related to shares of Common Stock, $5,000,000, in any given fiscal year (or 12-month period, as applicable). Although the Plan has been drafted to satisfy the requirements for the performance-based compensation exception, the Company may determine that it is in its best interests not to satisfy the requirements for the exception. See “Description of the Plan — Awards – Performance Awards.”

     The awards, if any, that will be made to eligible persons under the Plan for the Company’s 2006 fiscal year are subject to the discretion of the Committee and, therefore, cannot be determined with certainty at this time. The following table sets forth, for the Named Executive Officers and certain groups, all awards (net of forfeiture) received prior to June 8, 2006 under the Plan.

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		Number of Shares And/Or Shares
Name and Principal Position	Dollar Value ($)	Underlying Awards Received
		Through June 8, 2006
David R. Burt	¯	¯
Chief Executive Officer, President,
Secretary, Treasurer, and Director

Luis A. Rivera	$549,000	3,600,000
Chief Operating Officer of J. L. Halsey and
President and Chief Executive Officer of Lyris

Joseph Lambert	$85,875	250,000
Vice President and Controller

Robb Wilson	$116,780	600,000
Vice President of Technology

All Executives as a Group	$751,655	4,450,000
Non-Executive Director Group	$75,000	120,968(1)
Non-Executive Officer Employee Group	$1,060,839	4,579,000

Total	$1,887,494	9,149,968

____________________

(1)	Restricted shares awarded to director Nicolas DeSantis Cuadra in lieu of quarterly directors fees for twelve quarters beginning October 11, 2005.

Required Vote and Recommendation

     Ratification of the Plan requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Under Delaware law and the Company’s Certificate of Incorporation and Bylaws, an abstention will have the same legal effect as a vote against the ratification of the Plan, and each broker non-vote will reduce the absolute number, but not the percentage, of affirmative votes necessary for approval of the ratification. Unless otherwise instructed on the proxy or unless authority to vote is withheld, the enclosed proxy will be voted for the ratification of the Plan.

     The Board of Directors recommends that stockholders vote “FOR” the ratification of the J.L Halsey Corporation Amended and Restated 2005 Equity-Based Compensation Plan.

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PROPOSAL THREE — RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     On June 8, 2005, the Audit Committee of the Board of Directors (the “Audit Committee”) selected Burr, Pilger & Mayer LLP (“BPM”) as the Company’s independent auditors for the fiscal year ending June 30, 2006. Representatives of BPM are not expected to be present at the Annual Meeting.

     The Audit Committee has the responsibility for selecting the Company’s independent auditors, and stockholder ratification is not required. However, the selection is being submitted for ratification at the Annual Meeting with a view towards soliciting the stockholders’ opinion, which the Audit Committee will take into consideration in future deliberations. If the selection of BPM as the Company’s independent auditors is not ratified at the Annual Meeting, the Audit Committee will consider the engagement of other independent auditors without the approval of the Company’s stockholders whenever the Audit Committee deems termination necessary or appropriate.

Required Vote and Recommendation

     Ratification of the selection of BPM as the Company’s independent auditors for the fiscal year ending June 30, 2006, requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Under Delaware law and the Company’s Certificate of Incorporation and Bylaws, an abstention will have the same legal effect as a vote against the ratification of BPM, and each broker non-vote will reduce the absolute number, but not the percentage, of affirmative votes necessary for approval of the ratification. Unless otherwise instructed on the proxy or unless authority to vote is withheld, the enclosed proxy will be voted for the ratification of BPM as the Company’s independent auditors for the fiscal year ending June 30, 2006.

     The Board of Directors recommends that stockholders vote “FOR” the ratification of the selection of Burr, Pilger & Mayer LLP as the Company’s independent auditors for the fiscal year ending June 30, 2006.

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DIRECTORS

     The following tables set forth certain information regarding the Nominees and the other Directors and executive officers of the Company:

			Annual
			Meeting at
			which Term
Name of Nominee	Age	Title	Ends
Andrew Richard Blair	72	Class I Director	2005

Nicolas De Santis Cuadra	39	Class I Director	2005

     Andrew Richard Blair has been a director of the Company since November 12, 2002. He is a founder of Freimark Blair & Company, Inc., a broker-dealer research boutique. Mr. Blair has served as President, Chief Executive Officer, Chief Financial Officer and as a director of Freimark Blair since January 1983.

     Nicolas De Santis Cuadra has been a director of the Company since January 16, 2003. Mr. De Santis has served since January 2003 as the Chief Executive Officer of London-based Twelve Stars Communications, an international brand business consulting firm, which Mr. De Santis founded in 1994. He previously served as the Chief Executive Officer of Twelve Stars from 1994 until December 1998. From December 2000 until January 2003, Mr. De Santis served as the marketing director of OPODO Ltd., an online travel portal owned by several European-based airlines. From January 1999 until December 2000 Mr. De Santis served as Senior Vice President and Chief Marketing Officer of Beenz.com, the internet currency.

			Annual
			Meeting at
			which Term
Name of Director	Age	Title	Ends
William T. Comfort, III	39	Class III Director, Chairman of the	2007
		Board of Directors

David R. Burt	42	Chief Executive Officer, President,	2006
		Acting Chief Financial Officer,
		Secretary, Treasurer and Class II
		Director

     William T. Comfort, III has served as a director of the Company since June 2002, and as Chairman of the Board since November 12, 2002. He was a private equity investor with CVC Capital Partners, a leading private equity firm based in London, England, from February 1995 until December 2000. From February 2001 to February 2003 he served as a consultant to Citicorp Venture Capital (“CVC”). The principal office of CVC is located at 5-7 Carlton Gardens, London SW1 5AD. He is now principal of Conversion Capital Partners Limited, an investment fund headquartered at 4th Floor, Liscartan House, 127 Sloane Street, London, England. Mr. Comfort has served as a member of the board of Ergo Science since January 2001. The principal offices of Ergo are located at 790 Turnpike St., Suite 202, North Andover, MA 01845. Mr. Comfort also served as a director of numerous public and private companies as a representative of CVC Capital Partners and CVC, from all of which he has resigned. Mr. Comfort received his J.D. and L.L.M. in tax law from New York University School of Law.

     David R. Burt has been Chief Executive Officer, President and Secretary of the Company and its predecessor since May 4, 2000, and Treasurer since January 14, 2002, and a director since June 7, 2000. Mr. Burt previously served as a Class III director of the Company until January 31, 2004, when he resigned that position and was reappointed as a Class II director to fill the vacancy on the Board of Directors created by the resignation of Charles E. Finelli. Mr. Burt was also President, Chief Executive Officer, Secretary, and a director of Ergo Science

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Corporation, a biopharmaceutical company, until his resignation in December 2003. Mr. Burt had served in various capacities with Ergo since joining that company in March 1993.

Director Compensation

     The Company provides each non-employee director with an annual retainer of $25,000. Each director receives a fee of $1,000 per meeting attended, plus out-of-pocket expenses. In addition, members of board committees receive a fee of $1,000, plus out-of-pocket expenses, for each non-telephonic committee meeting attended that is not scheduled in conjunction with a meeting of the full Board of Directors, and a fee of $500, plus out-of-pocket expenses, for each non-telephonic committee meeting attended in conjunction with a meeting of the full Board of Directors and for each telephonic meeting of any committee of the Board of Directors. Executive officers of the Company do not receive additional compensation for serving on the Board of Directors. Mr. Comfort, the Company’s Chairman of the Board, has waived all retainers and fees for his services. On November 22, 2005, Mr. Blair purchased 120,968 shares of stock from the Company at the then market price of $0.62 per share. On October 11, 2005, Mr. DeSantis Cuadra was granted 120,968 restricted shares of Common Stock under the J.L. Halsey Corporation 2005 Equity-Based Compensation Plan, which vest ratably on a quarterly basis beginning January 11, 2006 through October 11, 2008. Mr. DeSantis Cuadra’s shares were granted in lieu of $75,000 to be received in annual director retainer fees.

Term of Office

     The Company’s Certificate of Incorporation provides that the Board of Directors shall be divided into three classes, designated Class I, Class II and Class III. Directors serve for staggered terms of three years each. Messrs. Blair and De Santis currently serve as Class I directors, whose terms expire at this Annual Meeting of Stockholders. Mr. Burt currently serves as a Class II director whose term expires at the Annual Meeting of Stockholders following the 2006 fiscal year, and Mr. Comfort currently serves as a Class III director whose term expires at the Annual Meeting of Stockholders following the 2007 fiscal year.

MEETINGS AND COMMITTEES OF DIRECTORS

     The Board of Directors had twelve meetings during the fiscal year ended June 30, 2005. The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. Each of the committees is appointed by the Board of Directors. During the fiscal year ended June 30, 2005, no director attended less than 75% of the aggregate number of meetings of the Board of Directors and the number of committee meetings of which each director is a part.

     The Company does not have a formal policy concerning the annual stockholder meeting attendance by directors. The Board of Directors intends to consider the adoption of such a policy, taking into consideration the financial costs and overall needs of the Company, prior to the next annual meeting of stockholders.

Audit Committee

     The Audit Committee is appointed by the Board of Directors to assist the Board of Directors with carrying out its duties. The primary functions of the Audit Committee are to oversee:

  the Company’s accounting and financial reporting process;

  the quality and integrity of the financial statements and other financial information the Company provides to any governmental body or the public;

  the Company’s compliance with legal and regulatory requirements;

  the independent auditors’ qualifications and independence; and

  the performance of the Company’s internal audit function and independent auditors.

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     The role and other responsibilities of the Audit Committee are set forth in the Audit Committee Charter attached as Exhibit A to this Proxy Statement.

     The members of the Audit Committee are Messrs. Blair and Cuadra, with Mr. Blair serving as chairman. The Audit Committee met six times during fiscal 2005. All members of the Audit Committee meet the current independence requirements of the National Association of Securities Dealers listing standards and applicable rules and regulations of the Securities and Exchange Commission (the “SEC”). The Board of Directors has determined that Mr. Blair satisfies the requirements for an “audit committee financial expert” and has designated Mr. Blair as the Company’s audit committee financial expert.

Compensation Committee

     The Compensation Committee’s purpose is to assist the Board of Directors in determining the compensation of senior management and administering the Company’s benefit plans. The Compensation Committee is composed of Mr. Comfort and met two times during fiscal 2005. See “Compensation Committee Report on Executive Compensation” included in this Proxy Statement for additional information.

Nominating Procedures

     The Company does not currently have a standing nominating committee, and all director nominations are considered by the Board of Directors as a whole. The goal of the Board of Directors has been, and continues to be, to identify nominees for service on the Board of Directors that will bring a variety of perspectives and skills from their professional and business experience. Depending upon the current needs of the Board of Directors and the Company, certain factors may be weighed more or less heavily. The Board of Directors may also consider candidates with appropriate non-business backgrounds as potential nominees.

     In considering potential nominees, the Board of Directors considers the entirety of each candidate’s credentials and does not have any specific minimum qualifications that must be met by a nominee. However, the Board of Directors does believe that all directors should have the highest character and integrity, a reputation for working constructively with others, sufficient time to devote to matters presented to the Board of Directors, and no conflict of interest that would interfere with performance as a director.

     The Board of Directors identifies nominees by first evaluating, on an informal basis, the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to the Company’s business and/or unique situation who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective or skill set. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the Board of Directors will then determine if there is a need to replace that director or reduce the number of directors serving on the Board of Directors, in accordance with the Company’s Bylaws and Certificate of Incorporation. If the Board of Directors determines a need to replace a non-continuing director, it identifies the desired skills and experience in light of the criteria set forth above. Current members of the Board of Directors are polled for suggestions as to individuals meeting those criteria, and research may also be performed to identify qualified individuals. To date, the Board of Directors has not formally engaged third parties to assist in identifying or evaluating potential nominees, although the Board of Directors reserves the right to do so in the future.

     The Company’s Bylaws contain provisions addressing the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at the Company’s Annual Meeting. Historically, the Company has not had a formal policy concerning stockholder recommendations for nominees. Given the size of the Company the Board of Directors does not feel that such a formal policy is warranted at this time. The absence of such a policy, however, does not mean that a reasonable stockholder recommendation will not be considered, in light of the particular needs of the Company and the policies and procedures set forth above. Procedures for submitting such stockholder recommendations are set forth under “Stockholder Communications with the Board” below. The Board of Directors will reconsider this matter at such time as it believes that the Company’s circumstances, including its operations and prospects, warrant the adoption of such a policy.

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Stockholder Communications with the Board

     The Company has not developed to date a formal process by which stockholders may communicate directly with directors. However, in recent years an informal process has developed in which communications sent to the Board of Directors or in care of an officer or other representative of the Company is forwarded to the Chief Executive Officer, who is also a director. We believe this process has adequately served the needs of the Board of Directors and the Company’s stockholders. In light of SEC disclosure rules on this matter, the Board of Directors may consider the development and adoption of more formal procedures. Until such procedures are adopted and disclosed to the Company’s stockholders, stockholders may direct communications intended for the Board of Directors to the Secretary of the Company, at 103 Foulk Road, Suite 205Q, Wilmington, Delaware 19803. The envelope containing such communication must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication” or similar statement that clearly and unmistakably indicates the communication is intended for the Board of Directors. All such communications must clearly indicate the author as a stockholder and state whether the intended recipients are all members of the Board of Directors or just certain specified directors. The Secretary will make copies of all such communications and circulate them to the appropriate director or directors.

EXECUTIVE OFFICERS

     The following table sets forth information regarding the Executive Officers of the Company:

Name	Age	Title
David R. Burt	42	Chief Executive Officer, President, Secretary, Treasurer and
		Class II Director

Luis A. Rivera	34	Chief Operating Officer of J.L. Halsey and President and Chief
		Executive Officer of Lyris Technologies

Joseph Lambert	44	Vice President and Controller

Robb Wilson	37	Vice President of Technology

     The Executive Officers named above were appointed by the Board of Directors to serve in such capacities until their respective successors have been duly appointed and qualified, or until their earlier death, resignation or removal from office. Biographical information on Mr. Burt is set forth previously in this Proxy Statement. See “Directors.”

     Luis A. Rivera was elected to the office of Chief Operating Officer of the Company effective as of our acquisition of Lyris in May 2005. At the same time, Mr. Rivera was named President and Chief Executive Officer of Lyris. From May 2003 through May 2005, Mr. Rivera was the General Manager of Lyris. From May 2001 through April 2003, Mr. Rivera was the Director of Sales of Lyris. From November 1999 through May 2001, Mr. Rivera served as Director of International Sales of Turbolinx, an open source technology company. Mr. Rivera is a graduate of Claremont McKenna College.

     Joseph Lambert joined the Company on August 29, 2005 as Vice President and Controller. Prior to joining the Company, Mr. Lambert served as Director of Operational Accounting for Dreyer’s Grand Ice Cream, Inc. from December 2001 to August 2005. From March 2001 through June 2001, Mr. Lambert was a consultant and served as Interim Controller of Equilibrium Technologies. From June 2001 through October 2001, Mr. Lambert was employed by New Boston Select Group, Inc., in which capacity he continued to serve as Interim Controller of Equilibrium Technologies. Prior to his work with Equilibrium Technologies, Mr. Lambert served as Controller of 1stUp.com Corporation from 1999 to 2001. Mr. Lambert holds a B.A. in Economics from the University of California Los Angeles.

     Robb Wilson was appointed Vice President of Technology of the Company on January 19, 2006. Since December 15, 2004, Mr. Wilson has served as Vice President of Development and Deliverability for Lyris. Prior to

15

joining Lyris, Mr. Wilson served as President and founder of Piper Software, a pioneer in the development of e-mail deliverability solutions, from October 1, 2004 to December 15, 2004. Lyris acquired Piper Software in November 2004. Prior to his tenure at Piper Software, Mr. Wilson served as Vice President of Software Development for Quiris, Inc., the online marketing firm, from March 1, 2001 to October 1, 2001.

EXECUTIVE COMPENSATION

     The following table sets forth certain information for the fiscal years ended June 30, 2003, 2004 and 2005 concerning the compensation of Messrs. Burt, Rivera, Lambert and Wilson. These individuals are referred to in this Proxy Statement as the “Named Executive Officers.”

Summary Compensation Table

	Annual Compensation
					Other
Name and					Annual
Principal Position	Year	Salary ($)	Bonus ($)		Compensation ($)
David R. Burt	2005	250,000	20,000	(1)	—
Chief Executive Officer,	2004	250,000	20,000	(2)	—
President, Secretary, Treasurer	2003	250,000	178,701	(3)
and Director

Luis A. Rivera	2005	25,875	34,341	(4)	—
Chief Operating Officer of J.L.
Halsey and President and
Chief Executive Officer of
Lyris

Joseph Lambert,	2005	—(5)	—		—
Vice President and Controller
Robb Wilson,	2005	20,667(6)	—		—
Vice President of
Technology
____________________

(1)	Represents the amount earned and paid in fiscal 2005.

(2)	Represents the amount earned and paid in fiscal 2004.

(3)

This amount represents the amount earned in fiscal 2003, of which $20,000 was paid in fiscal 2003. The remaining amount has been accrued. The bonuses in 2002 and 2003 were paid or accrued pursuant to different formulas in accordance with the executive’s employment contract. No bonuses remain to be accrued under such formulas.

(4)

Mr. Rivera became an officer of the Company on May 12, 2005 when the Company acquired Lyris Technologies, Inc. Salary and bonus only includes amounts earned from the period of May 12, 2005 through June 30, 2005. The bonus amount was earned in fiscal 2005 and paid in fiscal 2006.

(5)	Mr. Lambert joined the Company on August 28, 2005 and therefore did not receive any compensation in fiscal 2005.

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(6)	Mr. Wilson joined the Company on May 12, 2005 when the Company acquired Lyris Technologies, Inc. Salary only includes amounts earned from the period of May 12, 2005 through June 30, 2005.

Option Grants in Last Fiscal Year

     During fiscal 2005, Mr. Rivera was granted options to purchase 3,600,000 shares of Common Stock under the J.L. Halsey 2005 Equity-Based Compensation Plan at an exercise price of $0.30. These options vest ratably on a quarterly basis over a four year period.

     The Company terminated its previous stock option plan in fiscal 2003; therefore, no options were granted to any Named Executive Officer under the prior plan during the fiscal years ended June 30, 2003 or 2004.

Aggregate Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

			Number of Securities Underlying		Value of the Unexercised
			Unexercised Options		In-The-Money Options
			At Fiscal Year-End		At Fiscal Year-End (1)
Shares
	Acquired	Value
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Luis A. Rivera	—	$—	135,612	3,464,388	$28,479	$727,521

Robb Wilson	—	$—	—	600,000	$—	$—
____________________

(1)

The value of unexercised in-the-money options at fiscal year end assumes a fair market value for our Common Stock of $0.51, the closing sale price per share of our Common Stock as reported in the OTCBB on Thursday, June 30, 2005 and the exercise price to the officer of $0.30.

Employment Agreements

     Effective as of May 5, 2000, the Company entered into an employment agreement with David R. Burt, to serve as the Chief Executive Officer. The term of the agreement continued through May 5, 2005, subject to certain extensions. Pursuant to the agreement, Mr. Burt receives an annual base salary of $250,000 and an annual performance bonus of not less than $20,000. The agreement requires Mr. Burt to devote at least 50% of his business time and attention to the performance of the duties and responsibilities of Chief Executive Officer, inasmuch as Mr. Burt also served, until December 2003, as president, chief executive officer and a director of Ergo. Mr. Burt now devotes all of his time and attention to his duties as an officer of the Company. Mr. Burt’s agreement provides for additional bonuses of 10% of the amount the Company collects on certain of the Company’s delinquent receivables in excess of the amount booked for such receivables on the Company’s balance sheet, subject to a specified cap, and 10% of the difference between the amount at which certain of the Company’s liabilities are booked on the Company’s balance sheet and the actual amounts the Company pays. As consideration for, among other things, his efforts in obtaining settlements on certain disputes in July 2000, the Company granted Mr. Burt a convertible promissory note in the principal amount of $60,000. Mr. Burt subsequently transferred the note to a family limited partnership controlled by him. On or about May 28, 2002, the holder of the note converted $52,125 of principal on the note into 20,850,000 shares of Common Stock. The remaining $7,825 in principal and $9,500 in accrued interest were redeemed by the Company. On September 19, 2002, the family limited partnership granted an option to purchase 4,170,000 shares of the Common Stock acquired upon conversion of the note to Mr. William T. Comfort III, a director of the Company, at $0.04 per share which was later exercised. On January 8, 2003, the partnership sold an additional 4,170,000 shares of the Common Stock to LDN Stuyvie Partnership, of which Mr. Comfort is the sole general partner, for $0.02676 per share. Mr. Burt’s employment agreement also provides him certain registration rights with respect to the shares of the Common Stock acquired upon conversion of the note. Because the exercise price of the options and the selling price of the shares were at or above market price in effect at the time of the transactions, there was no effect on the Company’s results of operations.

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     Effective May 12, 2005, Lyris entered into an employment agreement with Luis A. Rivera, to serve as President and Chief Executive Officer. The term of the agreement is for five years and expires on May 12, 2010. Pursuant to the agreement, Mr. Rivera receives an annual base salary of $200,000 and will be eligible to receive a quarterly performance bonus based on the profitability of the Company. In addition, Mr. Rivera received an award of options to purchase 3,600,000 shares of Company Common Stock that vest ratably on a quarterly basis over four years.

     Effective May 12, 2005, Lyris entered into an employment agreement with Robb Wilson to serve as Vice President. The term of the agreement is for five years and expires on May 12, 2010. Pursuant to the agreement, Mr. Wilson receives an annual base salary of $175,000. In addition, Mr. Wilson received an award of options to purchase 600,000 shares of Company Common Stock that vest ratably on an annual basis over four years.

     On August 29, 2005, Joseph Lambert joined the Company as Vice President and Controller and joined Lyris as Financial Controller, and on November 14, 2005 he was appointed Chief Accounting Officer of the Company. Mr. Lambert will receive an annual base salary of $125,000 and will be eligible to receive an annual merit bonus of up to 25% of his base salary. In addition, Mr. Lambert will receive an award of options to purchase 250,000 shares of Company Common Stock that vest ratably on an annual basis over four years. The terms of Mr. Lambert’s employment are contained in an offer letter, dated August 2, 2005 from Lyris, and an employment agreement between Lyris and Mr. Lambert dated August 29, 2005.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Company during fiscal 2005 consisted of William T. Comfort, III. No executive officer of the Company serves as a member of the compensation committee or board of directors of another company of which an executive officer serves on the Compensation Committee of the Company, nor does any executive officer of the Company serve as a member of the compensation committee of another company of which an executive officer serves as a director of the Company.

COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors submits the following report with respect to our executive compensation program.

Compensation Principles and Philosophy

     The Company had no operating assets until its acquisition of Lyris in May 2005. As a result, the Company’s activities during fiscal 2005 principally consisted of managing litigation against it, attempting to realize its remaining assets, general administrative matters and the preparation for potential acquisition of a business or other use of the assets.

     Because of this unique situation, the Compensation Committee does not believe comparisons with other public companies provide a fair basis for determining the salaries of the executives. The committee does believe, however, that the base salaries provided to the executives are appropriate under the circumstances and will provide incentive to the executives to fulfill the general goals set by the Board of Directors. The executives also may receive incentive compensation based on achievement of specific goals established by the Board of Directors or the Compensation Committee.

18

Compensation of Chief Executive Officer

     Commensurate with Mr. Burt’s duties as President, Chief Executive Officer, Secretary and Treasurer, Mr. Burt’s annual base salary was $250,000. Mr. Burt also received a cash bonus of $20,000 for fiscal 2005. Mr. Burt has not been granted any options to purchase shares of Common Stock.

     The foregoing report has been approved by the sole member of the Compensation Committee.

     William T. Comfort, III, Chairman

Performance Graph

     Our stock performance has previously been charted in comparison to the S&P 500 Index and the S&P Healthcare Index, which were appropriate due to the Company’s predecessor’s businesses. However, in 2005, the Company acquired two operating businesses that provide email marketing software and services. In order to chart performance going forward, we have determined that the NASDAQ Composite and NASDAQ Computer indices provide a more relevant basis for comparison and more accurately depict relative performance. The following performance graph compares the cumulative total return on our Common Stock during the last five fiscal years to the NASDAQ Composite and NASDAQ Computer indices for the period from June 30, 2000 through June 30, 2005. The graph assumes that $100 was invested in each of the Company’s Common Stock, the NASDAQ Composite Index and the companies listed on the NASDAQ Computer Index on June 30, 2000 and that any dividends were reinvested.

	J. L. Halsey	NASDAQ Composite	NASDAQ Computer
6/30/00	$100	$100	$100
6/30/01	$5	$54	$46
6/30/02	$109	$37	$29
6/30/03	$218	$41	$32
6/30/04	$618	$52	$40
6/30/05	$927	$52	$39

     The following performance graph compares the cumulative total return on our Common Stock during the last five fiscal years to the S&P 500 and S&P Healthcare Index, our former comparative indices, for the period from June 30, 2000 through June 30, 2005. The graph assumes that $100 was invested in each of the Company’s

19

Common Stock, the S&P 500 and the companies listed on the S&P Healthcare Index on June 30, 2000 and that any dividends were reinvested.

	J. L. Halsey	S & P 500	S & P Healthcare
6/30/00	$100	$100	$100
6/30/01	$5	$84	$93
6/30/02	$109	$68	$79
6/30/03	$218	$67	$85
6/30/04	$618	$78	$88
6/30/05	$927	$82	$90

AUDIT COMMITTEE REPORT

     The Audit Committee’s purpose is to assist the Board of Directors in its oversight of internal controls, financial statements and the audit process. The committee operates pursuant to a charter adopted by the Board of Directors.

     Management is responsible for the preparation, presentation and integrity of the financial statements, accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors for the fiscal year ended June 30, 2005, Burr, Pilger & Mayer LLP, were responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

     In performing its oversight role, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect. The Audit Committee has also considered whether the performance of other non-audit services by the independent auditors is compatible with maintaining the auditor’s independence and has discussed with the auditors the auditors’ independence.

     Based on the reports and discussions described in this report, and subject to the limitations on the roles and responsibilities of the committee referred to below and in the charter, the Audit Committee recommended to the

20

Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2005, for filing with the SEC.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in auditor independence standards. Members of the committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that Burr, Pilger & Mayer LLP is in fact independent. The following individuals were the members of the Audit Committee during the fiscal year ended June 30, 2005:

     Andrew Richard Blair, Chairman
     Nicolas De Santis Cuadra

INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee has selected Burr, Pilger & Mayer LLP as the independent accountants of the Company for the fiscal year ending June 30, 2006. Representatives of Burr, Pilger & Mayer LLP are not expected to be present at the Annual Meeting.

     On June 8, 2005, the Audit Committee announced that it had appointed Burr, Pilger & Mayer LLP as its new independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ended June 30, 2005. Also on June 8, 2005, the Audit Committee dismissed PricewaterhouseCoopers LLP as its independent registered public accounting firm. PricewaterhouseCoopers LLP audited the Company’s financial statements for the fiscal year ended June 30, 2004 and for the five preceding fiscal years.

     The reports issued by PricewaterhouseCoopers LLP on the Company’s financial statements for the past two fiscal years ended June 30, 2004 and 2003 did not contain any adverse opinion or a disclaimer of opinion, or any qualification or modification as to uncertainty, audit scope or accounting principles.

     During the Company’s fiscal years ended June 30, 2004 and 2003 and through June 8, 2005, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreement in connection with its reports.

AUDIT FEES

     The following table sets forth the fees paid to Burr, Pilger & Mayer LLP and PricewaterhouseCoopers LLP for services provided during fiscal 2005 and 2004:

	2005	2004
Audit Fees (1)	$229,320	$136,974
Audit-Related Fees	0	0
Tax Fees (2)	0	$21,580
All Other Fees (3)	$116,660	0
Total	$345,980	$158,554

21

     ____________________

(1)	Represents fees for professional services rendered in connection with the audit of the Company’s annual financial statements and review of the Company’s quarterly financial statements.

(2)	Represents fees for professional services rendered related to income tax matters.

(3)	Represents fees for professional services rendered in connection with the acquisition of Lyris Technologies.

     The Audit Committee has adopted a policy to pre-approve all audit, audit-related, tax and other services proposed to be provided by the Company’s independent auditor prior to engaging the auditor for that purpose. Consideration and approval of such services generally will occur at the Audit Committee’s regularly scheduled quarterly meetings. In situations where it is impractical to wait until the regularly scheduled quarterly meeting, the Audit Committee has delegated authority to approve the audit, audit-related, tax and other services to the Audit Committee Chairman up to a certain pre-determined level as approved by the Audit Committee. Prior to the adoption of this policy, as in the case with the services provided for fiscal 2005 and 2004, all of the services provided by the Company’s independent auditor were pre-approved by the entire Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Since the beginning of the 2005 fiscal year, there were no transactions to which the Company or its subsidiaries was a party that are reportable pursuant to this requirement.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

     The following table sets forth information with respect to the beneficial ownership of the Common Stock as of the Record Date by:

  each stockholder known by the Company to beneficially own more than five percent of the Common Stock;

  each of the Company’s directors;

  each of the Company’s named executive officers; and

  all directors and executive officers as a group.

     The Company has determined beneficial ownership in accordance with the rules of the SEC. Unless otherwise indicated, the persons included in this table have sole voting and investment power with respect to all the shares of Common Stock beneficially owned by them, subject to applicable community property laws.

	Amount and Nature
	of Beneficial		Percentage of
Name of Beneficial Owner (a)	Ownership		Outstanding Shares

LDN Stuyvie Partnership	15,216,955	(b)	18.3%
William T. Comfort III	19,386,955	(c)	23.4%
David R. Burt	12,510,000	(d)	15.1%
Luis A. Rivera	1,205,612	(e)	1.5%
Joseph Lambert	—	(f)	—
Robb Wilson	101,500	(g)	—
Andrew Richard Blair	495,300	(h)	—
Nicolas De Santis Cuadra	120,968		—
Directors and Officers as a group (7 persons)	33,820,335		39.9%
____________________

*	Represents beneficial ownership of less than 1%.

22

(a)

Information as to the interests of the directors and officers has been furnished in part by them. The inclusion of information concerning shares held by or for their spouses or children or by corporations or other entities in which they have an interest does not constitute an admission by such persons of beneficial ownership thereof. Unless otherwise indicated, the address of each director and officer listed is 103 Foulk Rd., Suite 205Q, Wilmington, Delaware 19803.

(b)

LDN Stuyvie Partnership is a limited partnership, the sole general partner of which is William T. Comfort III, the Company’s Chairman of the Board. The address of LDN Stuyvie Partnership is 30 Cheyne Walk, SW3 5HH London, UNITED KINGDOM.

(c)	Includes the shares held by LDN Stuyvie Partnership, of which Mr. Comfort is the sole general partner.

(d)	Consists entirely of shares held by a family limited partnership, the general partner of which is controlled by Mr. Burt.

(e)	Includes 1,035,612 shares of common stock subject to stock options held by Mr. Rivera on June 8, 2006 and exercisable within 60 days thereafter.

(f)	Mr. Lambert joined the Company on August 29, 2005.

(g)	Includes 100,000 shares of common stock subject to stock options held by Mr. Wilson on June 8, 2006 and exercisable within 60 days thereafter.

(h)	The shares reported by Mr. Blair consist of 417,300 shares owned by Mr. Blair and his wife, 30,000 owned by Freimark, Blair & Co. pension fund and 48,000 owned by the Blair Family Trust.

SECTION 16 BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and holders of more than 10% of its shares of Common Stock to file with the SEC initial reports of ownership of shares of Common Stock and reports of changes in such ownership. The SEC’s rules require such persons to furnish the Company with copies of all Section 16(a) reports that they file. Based on a review of these reports and on written representations from the reporting persons that no other reports were required, the Company believes that the applicable Section 16(a) reporting requirements were complied with for all transactions which occurred in the fiscal year ended June 30, 2005.

ADDITIONAL INFORMATION

Stockholder Proposals for Next Annual Meeting

     The Company currently intends to hold its next annual meeting in December of 2006. Subject to Rule 14a-8 of the Exchange Act, any stockholders who desire to submit a proposal (a “Rule 14a-8 Proposal”) for inclusion in the Company’s proxy statement may submit a Rule 14a-8 Proposal to us at our principal executive offices no later than a reasonable time before October 15, 2006, the date the Company currently expects to begin printing and mailing its proxy materials. Only those Rule 14a-8 Proposals that are timely received by us and are proper for stockholder action (and otherwise proper) will be included in our proxy materials.

     Stockholders desiring to propose action at the annual meeting of stockholders must also comply with Article III of our Bylaws. Under Article III, a stockholder must submit to us, not less than 60 days nor greater than 90 days prior to the first anniversary of the preceding year’s annual meeting or, in the event that the date of the meeting is changed by more than 30 days from the anniversary of the preceding year’s annual meeting, no later than the close of business on the 10th business day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made, a written notice setting forth (a) a brief description of the business desired to be brought before the meeting and the business reasons for conducting such business at the meeting, (b) the name and address, as they appear on our books, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (c) the number of shares of Common Stock which are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the proposal is made, and (d) any material interest of such stockholder of record and

23

the beneficial owner, if any, on whose behalf the proposal is made in such business. The person presiding at the annual meeting will determine whether business is properly brought before the meeting and will not permit the consideration of any business not properly brought before the meeting. Only those proposals meeting the requirements of Article III of the Bylaws will be presented at the meeting, even if the requirements for a 14a-8 Proposal have been met.

     Written requests for inclusion of any stockholder proposal should be addressed to Corporate Secretary, J.L. Halsey Corporation, 103 Foulk Road, Suite 205Q, Wilmington, Delaware 19803. The Company suggests that any such proposal be sent by certified mail, return receipt requested.

     The Board of Directors will consider any nominee recommended by stockholders for election at the annual meeting of the stockholders to be held following the fiscal year ending June 30, 2006 if that nomination is submitted in writing, in accordance with our Bylaws, to Corporate Secretary at the address in the preceding paragraph.

     It is important that Proxies be returned promptly. Whether or not you expect to attend the meeting in person, you are urged to complete, sign, date and return the Proxy in the enclosed postage-paid, addressed envelope.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The Company’s annual report on Form 10-K for the fiscal year ended June 30, 2005, the quarterly reports on Form 10-Q for the quarters ended September 30, 2005, December 31, 2005, and March 31, 2006, as filed with the SEC pursuant to the Exchange Act on September 28, 2005, November 14, 2005, February 14, 2006, and May 12, 2006, respectively, are hereby incorporated by reference in this Proxy Statement.

By Order of the Board of Directors,

David R. Burt
Chief Executive Officer, President,
Secretary and Treasurer

24

EXHIBIT A

FIRST AMENDED AND RESTATED

J. L. HALSEY CORPORATION

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

I    PURPOSE

     The primary function of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of J. L. Halsey Corporation, a Delaware corporation (the "Company") is to assist the Board in fulfilling its oversight responsibilities for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's financial policies, procedures and practices at all levels. More specifically, the Committee's primary duties and responsibilities are to serve as an independent and objective party to:

  Oversee the Company's financial reporting process and internal control system.

  Oversee the quality and integrity of the financial statements and other financial information the Company provides to any governmental body or the public.

  Review and appraise the independence of the Company's external auditors and ensure receipt from them of the written disclosures and letter required by
  Independence Standard Board Standard No. 1.

  Select, review and appraise the audit efforts of the Company's independent accountants and internal auditing department (reference to internal auditors or the internal audit department in this Charter shall include both internal audit activities and functions conducted by employees of the Company or by outside auditors appointed for such purposes) and, where appropriate, replace the independent accountants or internal audit department.

  Oversee the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established.

  Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board, always emphasizing that the independent accountants are ultimately accountable to the Committee and the Board.

  Fulfill such other duties as are directed by the Board.

A-1

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section V of this Charter.

II  COMPOSITION

     The Committee shall be comprised of one or more directors as the Board determines, each of whom shall be independent and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall also meet the independence and experience requirements as set forth in the Nasdaq Stock Market, Inc. (the “Nasdaq”) Marketplace Rule 4200(a)(15). No member may accept, directly or indirectly, any consulting, advisory, or other compensatory fees from the Company or any of its subsidiaries other than director or committee fees. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until the next annual meeting of the Board, or until their successors shall be duly elected and qualified. Unless the Board designates a Chair of the Committee, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III MEETINGS

     The Committee shall meet at least once quarterly, or more frequently as circumstances warrant. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Company's financials.

IV ACCOUNTABILITY OF THE INDEPENDENT AUDITORS

     The independent auditors are accountable to the Committee and report directly to the Committee. The Committee shall have the sole authority and responsibility with respect to the selection, engagement, compensation, oversight, evaluation and, where appropriate, dismissal of the Company’s independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Committee, or a member thereof, must pre-approve any non-audit service provided to the Company by the Company’s independent auditors.

V RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Committee shall:

Review

  Review and (if appropriate) update this Charter periodically, but at least annually, as circumstances warrant.

A-2

  Review the Company's quarterly and annual financial statements with financial management and the independent accountants prior to its filing or prior to the release of earnings, including any certification report, opinion, or review rendered by the independent accountants. The Chair of the Committee may represent the entire Committee for purposes of this review.

  Based on its reviews, make its recommendation to the Board as to the inclusion of the Company’ audited financial statements in the Company’s annual report on Form 10-K.

  Review any disclosures provided by the Chief Executive Officer or the Chief Financial Officer to the Committee regarding significant deficiencies in the design or operation of internal control over financial reporting which could adversely affect the Company’s ability to record, process, summarize, and report financial data.

  Review with management and the independent auditors any significant transactions that are not a normal part of the Company’s operations and changes, if any, in the Company’s accounting principles or their application.

  Review the regular internal reports to management prepared by the internal auditing department and management's response.

  Discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

  Be responsible for the resolution of any disagreements between the independent auditors and management regarding the Company’s financial reporting.

Management, with the concurrence of the Committee, shall appoint, terminate or replace a director of internal audit or, at the discretion of the Board, select and contract with outside auditors to perform the function of an internal audit department. The director of internal audit or any outside auditors serving as internal auditors shall report directly to the Committee, and the Committee shall direct the scope of their duties and activities in accordance with this Charter.

Independent Accountants

  Annually recommend to the Board the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to evaluate the effect of those relationships on the accountants' independence.

  Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

A-3

  Periodically consult with the independent accountants out of the presence of management about internal controls and the completeness and accuracy of the organization's financial statements.

  Review and pre-approve the plan and scope of all auditing services (including comfort letters) and all non-audit services provided to the Company by its independent accountants, including compensation to be paid to the independent accountants. The Committee may delegate pre-approval authority to one or more Committee members provided the decision of such member(s) is presented to the full Committee at the next meeting.

  Ensure that the lead audit partner and reviewing audit partner of the Company’s independent auditors are rotated at least every five years.

  Each year obtain and review reports from the independent auditors that include (i) all critical accounting policies and practices used; (ii) all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, their ramifications and the preferences of the independent auditors; and (iii) other material written communications between the independent auditors and management.

Financial Reporting Processes

  In consultation with the independent accountants and the internal auditors, review the integrity of the Company's financial reporting processes, both internal and external.

  Consider the independent accountants' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

  Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

Process Improvement

  Establish regular and separate systems of reporting to the Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

  Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit.

A-4

  Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

  Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as the Committee decides.)

Ethical and Legal Compliance

  Establish procedures for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls, auditing matters and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

  Review the quarterly disclosures provided by the Chief Executive Officer or the Chief Financial Officer to the Committee regarding (i) significant deficiencies or weaknesses in the design or operation of internal control over financial reporting which could adversely affect the Company’s ability to record, process, summarize and report financial data; and (ii) any fraud, including that which involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

  Investigate at its discretion any matter brought to its attention by, without limitation, enumeration, reviewing the books, records and facilities of the Company and interviewing Company officers or employees.

  Establish, review and update periodically Standards of Business Conduct and evaluate whether management has established systems to enforce these standards.

  Review management's monitoring of the Company's compliance programs and evaluate whether management has the proper review systems in place to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

  Review activities, organizational structure, and qualifications of the internal audit function.

  Review with the Company's in-house or outside legal counsel any legal matter that could have a significant effect on the Company's financial statements.

  Prepare the report required by rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

A-5

  Perform any other activities consistent with this Charter, the Company's Certificate of Incorporation and Bylaws, the independence requirements as set forth in the Nasdaq listing standards and governing law as the Committee or the Board deems necessary or appropriate.

VI AUTHORITY AND LIMITATIONS

     The Committee shall have the authority to take all actions it deems advisable to fulfill its responsibilities and duties. The Committee shall have the authority to retain special legal counsel, accounting experts, or other consultants to advise the Committee, which may be the same as or different from the Company's primary legal counsel, accounting experts and other consultants. The Committee may require any officer or employee of the Company or any of its subsidiaries, the Company's outside legal counsel, and the Company's external auditors to meet with the Committee or any member of the Committee.

     The Company shall provide for appropriate funding, as determined by the Committee, for payment of (i) compensation to the independent auditors employed by the Company for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (ii) compensation to any special legal counsel, accounting experts or other consultants employed by the Committee; and (iii) ordinary administrative expenses of the Committee.

     While the Committee has the responsibilities and powers set forth in this Charter and management and the independent accountants for the Company are ultimately accountable to the Board and the Committee, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with GAAP. This is the responsibility of management.

A-6

ANNEX A

J. L. HALSEY CORPORATION

2005 EQUITY-BASED COMPENSATION PLAN

TABLE OF CONTENTS

1	.	Purpose	1

2	.	Definitions	1

3	.	Administration	6
		(a) Authority of the Committee	6
		(b) Manner of Exercise of Committee Authority	7
		(c) Limitation of Liability	7

4	.	Stock Subject to Plan	7
		(a) Overall Number of Shares Available for Delivery	7
		(b) Application of Limitation to Grants of Awards	7
		(c) Availability of Shares Not Delivered under Awards	8
		(d) Stock Offered	8

5	.	Eligibility: Per Person Award Limitations	8

6	.	Specific Terms of Awards	8
		(a) General	8
		(b) Options	8
		(c) Stock Appreciation Rights	9
		(d) Restricted Stock	11
		(e) Phantom Stock	12
		(f) Bonus Stock and Awards in Lieu of Obligations	13
		(g) Dividend Equivalents	13
		(h) Other Stock-Base Awards	13

7	.	Certain Provisions Applicable to Awards	14
		(a) Stand-Alone, Additional, Tandem and Substitute Awards	14
		(b) Term of Awards	14
		(c) Form and Timing of Payment under Awards; Deferrals	14
		(d) Exceptions from Section 16(b) Liability	14
		(e) Non-Competition Agreement	15

8	.	Performance and Annual Incentive Awards	15
		(a) Performance Conditions	15
		(b) Performance Awards Granted to Designated Covered
		Employees	15
		(c) Annual Incentive Awards Granted to Designated
		Covered Employees	17

i

	(d) Written Determinations	18
	(e) Status of Section 8(b) and Section 8(c) Awards under
	Section 162 (m) of the Code	18
9.	Recapitalization or Reorganization	18
	(a) Existence of Plans and Awards	18
	(b) Subdivision or Consolidation of Shares	18
	(c) Corporate Restructuring	19
	(d) Change in Control Price	20
	(e) Non-Option Awards	20
	(f) Additional Issuances	21
	(g) Restricted Stock Awards	21

10.	General Provisions	21
	(a) Transferability	21
	(b) Taxes	23
	(c) Changes to this Plan and Awards	23
	(d) Limitation on Rights Conferred under Plan	23
	(e) Unfunded Status of Awards	23
	(f) Nonexcusivity of this Plan	23
	(g) Payments in the Event of Forfeitures; Fractional Shares	24
	(h) Severability	24
	(i) Governing Law	24
	(j) Conditions to Delivery of Stock	24

ii

J. L. HALSEY CORPORATION

2005 EQUITY-BASED COMPENSATION PLAN

     1. Purpose. The purpose of the J. L. Halsey Corporation 2005 Equity-Based Compensation Plan (the

“Plan”) is to provide a means through which J. L. Halsey Corporation, a Delaware corporation (the “Company”), and its subsidiaries (including any companies it may acquire) may attract and retain able persons as employees, directors and consultants of the Company and to provide a means whereby those persons upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, or awards the value of which is tied to the performance of the Company’s stock, thereby strengthening their concern for the welfare of the Company and their desire to remain in its employ. A further purpose of this Plan is to provide such employees and directors with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. Accordingly, this Plan primarily provides for granting Incentive Stock Options, options which do not constitute Incentive Stock Options, Restricted Stock Awards, Stock Appreciation Rights, Phantom Stock Awards or any combination of the foregoing, as is best suited to the circumstances of the particular individual as provided herein.

     2. Definitions. For purposes of this Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:

          (a) “Annual Incentive Award” means a conditional right granted to a Participant under Section 8(c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

          (b) “Award” means any Option, SAR (including Limited SAR), Restricted Stock Award, Phantom Stock Award, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest granted to a Participant under this Plan.

          (c) “Beneficiary” means one or more persons, trusts or other entities which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(a) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the persons, trusts or other entities entitled by will or the laws of descent and distribution to receive such benefits.

          (d) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

          (e) “Board” means the Company’s Board of Directors.

          (f) “Business Day” means any day other than a Saturday, a Sunday, or a day on which banking institutions in the state of Delaware are authorized or obligated by law or executive order to close.

          (g) “Change in Control” means the occurrence of any of the following events:

               (i) The agreement to acquire or a tender offer that is accepted for beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) by any individual, entity or group (within the meaning of section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”), of 50% or more of either (x) the then outstanding shares of Stock (the “Outstanding Stock”) or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of paragraph (iii) below; or

               (ii) Individuals who constitute the Incumbent Board cease for any reason to constitute at least a majority of the Board; or

               (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or an acquisition of assets of another corporation (a “Business Combination”), in each case, unless, following such Business Combination, (A) the Outstanding Stock and Outstanding Company Voting Securities immediately prior to such Business Combination represent or are converted into or exchanged for securities which represent or are convertible into more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company, or all or substantially all of the Company’s assets either directly or through one or more subsidiaries), (B) no Person (excluding any employee benefit plan (or related trust) of the Company or the corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership of the Company existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

               (iv) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, following such Business Combination, the Outstanding Stock and Outstanding Company Voting Securities immediately prior to such Business Combination represent or are converted into or exchanged for securities which represent or are convertible into more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination

(including, without limitation, a corporation which as a result of such transaction owns the Company, or all or substantially all of the Company’s assets either directly or through one or more subsidiaries); or

               (v) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

          (h) “Change in Control Price” means the amount calculated in accordance with Section 9 of this Plan.

          (i) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

          (j) “Committee” means a committee of two or more directors designated by the Board to administer this Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist solely of two or more directors, each of whom shall be (i) a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “outside director” as defined under section 162(m) of the Code, unless administration of this Plan by “outside directors” is not then required in order to qualify for tax deductibility under section 162(m) of the Code.

          (k) “Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 8(e) of this Plan.

          (l) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g), to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

          (m) “Effective Date” means May 6, 2005.

          (n) “Eligible Person” means all officers and employees, or prospective officers and employees, of the Company or of any Subsidiary, and other persons who provide services to the Company or any of its Subsidiaries, including directors of the Company. An employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in this Plan.

          (o) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

          (p) “Executive Officer” means an executive officer of the Company as defined under the Exchange Act.

          (q) “Fair Market Value” means, for a particular day:

          (i) if shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, then the last reported sale price, regular way, on the composite tape of that exchange on that business day or, if no such sale takes place on that business day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that securities exchange or, if no such closing prices are available for that day, the last reported sale price, regular way, on the composite tape of that exchange on the last business day before the date in question; or

                                        (ii) if shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph (i) and if sales prices for shares of Stock of the same class in the over-the-counter market are reported by the OTC Bulletin Board (“OTCBB”) National Market System as of the date of determining the Fair Market Value, then the last reported sales price so reported on that business day or, if no such sale takes place on that business day, the average of the high bid and low asked prices so reported or, if no such prices are available for that day, the last reported sale price so reported on the last business day before the date in question; or

                                        (iii) if shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph (i) and sales prices for shares of Stock of the same class are not reported by the OTCBB National Market System (or a similar system then in use) as provided in subparagraph (ii), and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by OTCBB (or, if not so reported, by the National Quotation Bureau Incorporated) as of the date of determining the Fair Market Value, then the average of the high bid and low asked prices on that business day or, if no such prices are available for that day, the average of the high bid and low asked prices on the last business day before the date in question; or

                                        (iv) if shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph (i) and sales prices or bid and asked prices therefor are not reported by OTCBB (or the National Quotation Bureau Incorporated) as provided in subparagraph (ii) or subparagraph (iii) as of the date of determining the Fair Market Value, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes; or

                                        (v) if shares of Stock of the same class are listed or admitted to unlisted trading privileges as provided in subparagraph (i) or sales prices or bid and asked prices therefor are reported by OTCBB (or the National Quotation Bureau Incorporated) as provided in subparagraph (ii) or subparagraph (iii) as of the date of determining the Fair Market Value, but the volume of trading is so low that the Board of Directors determines in good faith that such prices are not indicative of the fair value of the Stock, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes notwithstanding the provisions of subparagraphs (i), (ii) or (iii).

For purposes of valuing Incentive Stock Options, the Fair Market Value of Stock shall be determined without regard to any restriction other than one that, by its terms, will never lapse.

                         (r) “Incentive Stock Option” or “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of section 422 of the Code or any successor provision thereto.

                         (s) “Incumbent Board” shall mean individuals who constitute the Board as of the Effective Date and any other individual who becomes a director of the Company after that date and whose election or appointment by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board.

                         (t) “Limited SAR” means a right granted to a Participant under Section 6(c) hereof.

                         (u) “Option” means a right, granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

                         (v) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(h) hereof.

                         (w) “Participant” means a person who has been granted an Award under this Plan which remains outstanding, including a person who is no longer an Eligible Person.

                         (x) “Performance Award” means a right, granted to a Participant under Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee.

                         (y) “Person” means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a limited liability company, a trust or other entity; a Person, together with that Person’s Affiliates and Associates (as those terms are defined in Rule 12b-2 under the Exchange Act), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting or disposing of securities of the Company with such Person, shall be deemed a single “Person.”

                         (z) “Phantom Stock” means a right, granted to a Participant under Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

                         (aa) “Qualified Member” means a member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) and an “outside director” within the meaning of regulation 1.162 -27 under section 162(m) of the Code.

                         (bb) “Restricted Stock” means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

                         (cc) “Rule 16b-3” means Rule 16b-3, promulgated by the Securities and Exchange Commission under section 16 of the Exchange Act, as from time to time in effect and applicable to this Plan and Participants.

                         (dd) “Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

                         (ee) “Stock” means the Company’s Common Stock, par value $.01 per share, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 9.

                         (ff) “Stock Appreciation Rights” or “SAR” means a right granted to a Participant under Section 6(c) hereof.

                         (gg) “Subsidiary” means with respect to any Person, any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by that Person.

     3. Administration.

                         (a) Authority of the Committee. This Plan shall be administered by the Committee except to the extent the Board elects, in order to comply with Rule 16b-3 or for any other reason, to administer this Plan, in which case references herein to the “Committee” shall be deemed to include references to the “Board.” Subject to the express provisions of the Plan and Rule 16b-3, the Committee shall have the authority, in its sole and absolute discretion, to (i) adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (ii) determine the Eligible Persons to whom, and the time or times at which, Awards shall be granted; (iii) determine the amount of cash and the number of shares of Stock, Stock Appreciation Rights, Phantom Stock Rights, or Restricted Stock Awards, or any combination thereof, that shall be the subject of each Award; (iv) determine the terms and provisions of each Award agreement (which need not be identical), including provisions defining or otherwise relating to (A) the term and the period or periods and extent of exercisability of the Options, (B) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (C) the effect of termination of employment of a Participant on the Award, and (D) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (v) accelerate the time of exercisability of any Option that has been granted; (vi) construe the respective Award agreements and the Plan; (vii) make determinations of the Fair Market Value of the Stock pursuant to the Plan; (viii) delegate its duties under the Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Awards to, or otherwise with respect to Awards granted to, Eligible Persons who are subject to section 16(b) of the Exchange Act or section 162(m) of the Code; (ix) subject to ratification by the Board, terminate, modify, or amend the Plan; and (x) make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3 and section 162(m) of the Code, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in any Award, or in any Award agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Section 3(a) shall be final and conclusive.

                         (b) Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to section 16 of the Exchange Act in respect of the Company, or relating to an Award intended by the Committee to qualify as “performance-based compensation” within the meaning of section 162(m) of the Code and regulations thereunder, may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of this Plan. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, stockholders, Participants, Beneficiaries, and transferees under Section 10(a) hereof or other persons claiming rights from or through a Participant. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under section 162(m) of the Code to fail to so qualify. The Committee may appoint agents to assist it in administering this Plan.

                         (c) Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or a Subsidiary, the Company’s legal counsel, independent auditors, consultants or any other agents assisting in the administration of this Plan. Members of the Committee and any officer or employee of the Company or a Subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to this Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination.

     4. Stock Subject to Plan.

                         (a) Overall Number of Shares Available for Delivery. Subject to adjustment in a manner consistent with any adjustment made pursuant to Section 9, the total number of shares of Stock reserved and available for delivery in connection with Awards under this Plan shall not exceed 13,200,000 shares.

                         (b) Application of Limitation to Grants of Awards. No Award may be granted if (i) the number of shares of Stock to be delivered in connection with such Award exceeds (ii) the number of shares of Stock remaining available under this Plan minus the number of shares of Stock issuable in settlement of or relating to then-outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

                         (c) Availability of Shares Not Delivered under Awards. Shares of Stock subject to an Award under this Plan that expire or are canceled, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant, including (i) the number of shares withheld in payment of any exercise or purchase price of an Award or taxes relating to Awards, and (ii) the number of shares surrendered in payment of any exercise or purchase price of an Award or taxes relating to any Award, will again be available for Awards under this Plan, except that if any such shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Participants who are not subject to such limitation.

                         (d) Stock Offered. The shares to be delivered under the Plan shall be made available from (i) authorized but unissued shares of Stock, (ii) Stock held in the treasury of the Company, or (iii) previously issued shares of Stock reacquired by the Company, including shares purchased on the open market, in each situation as the Board or the Committee may determine from time to time at its sole option.

     5. Eligibility; Per Person Award Limitations. Awards may be granted under this Plan only to Eligible Persons. In each fiscal year or 12-month period, as applicable, during any part of which this Plan is in effect, a Covered Employee may not be granted (a) Awards relating to more than 6,000,000 shares of Stock, subject to adjustment in a manner consistent with any adjustment made pursuant to Section 9 or (b) in the case of Awards not related to shares of Stock Awards with a value at the time of payment in excess of $5,000,000.

     6. Specific Terms of Awards.

                         (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(c)), such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under this Plan; provided, however, that the Committee shall not have any discretion to accelerate, waive or modify any term or condition of an Award that is intended to qualify as “performance-based compensation” for purposes of section 162(m) of the Code if such discretion would cause the Award to not so qualify. Except in cases in which the Committee is authorized to require other forms of consideration under this Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the Delaware General Corporation Law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

                         (b) Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

                                        (i) Exercise Price. Each Option agreement shall state the exercise price per share of Stock (the “Exercise Price”); provided, however, that the Exercise Price per share of Stock subject to an Incentive Stock Option shall not be less than the greater of (A) the par value per share of the Stock or (B) 100% of the Fair Market Value per share of the Stock on the date of grant of the Option or in the case of an individual who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Corporation or its parent or any Subsidiary 110% of the Fair Market Value per share of the Stock on the date of grant, and the exercise price per share of Stock subject to an Option other than an Incentive Stock Option shall not be less than the par value per share of the Stock (but may be less than the Fair Market Value of a share of the Stock on the date of grant).

                                        (ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including without limitation cash, Stock, other Awards or awards granted under other plans of the Company or any Subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants, including, but not limited to, the delivery of Restricted Stock subject to Section 6(d). In the case of an exercise whereby the Exercise Price is paid with Stock, such Stock shall be valued as of the date of exercise.

                                        (iii) ISOs. The terms of any ISO granted under this Plan shall comply in all respects with the provisions of section 422 of the Code. Anything in this Plan to the contrary notwithstanding, no term of this Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under this Plan be exercised, so as to disqualify either this Plan or any ISO under section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. ISOs shall not be granted more than ten years after the earlier of the adoption of this Plan or the approval of this Plan by the Company’s stockholders. Notwithstanding the foregoing, the Fair Market Value of shares of Stock subject to an ISO and the aggregate Fair Market Value of shares of stock of any parent or Subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code) subject to any other incentive stock option (within the meaning of section 422 of the Code)) of the Company or a parent or Subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code) that first becomes purchasable by a Participant in any calendar year may not (with respect to that Participant) exceed $100,000, or such other amount as may be prescribed under section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the date the incentive stock options is granted. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.

                         (c) Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

                                        (i) Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise or settlement thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise or settlement (or, in the case of a “Limited SAR,” the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 2(h) hereof) over (B) the grant price of the SAR as determined by the Committee.

                                        (ii) Rights Related to Options. A Stock Appreciation Right granted pursuant to an Option shall entitle a Participant, upon exercise or settlement, to surrender that Option or any portion thereof, to the extent unexercised or not settled, and to receive payment of an amount computed pursuant to Subsection 6(c)(ii)(B). That Option shall then cease to be exercisable or settleable to the extent surrendered. Stock Appreciation Rights granted in connection with an Option shall be subject to the terms of the Award agreement governing the Option, which shall comply with the following provisions in addition to those applicable to Options:

(A) A Stock Appreciation Right granted in connection with an Option shall be exercisable or settleable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferable.

(B) Upon the exercise or settlement of a Stock Appreciation Right related to an Option, a Participant shall be entitled to receive payment from the Company of an amount determined by multiplying:

(1) the difference obtained by subtracting the exercise price of a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise or settlement of the Stock Appreciation Right, by

(2) the number of shares as to which that Stock Appreciation Right has been exercised or settled.

                                        (iii) Right Without Option. A Stock Appreciation Right granted independent of an Option shall be exercisable or settleable as determined by the Committee and set forth in the Award agreement governing the Stock Appreciation Right, which Award agreement shall comply with the following provisions:

(A) Each Award agreement shall state the total number of shares of Stock to which the Stock Appreciation Right relates.

(B) Each Award agreement shall state the time at which the Stock Appreciation Right will vest, the time the Stock Appreciation Right will be settled, or the time or periods in which the right to exercise the Stock Appreciation Right or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the Stock Appreciation Right shall vest at each such time or period.

(C) Each Award agreement shall state the date at which the Stock Appreciation Rights shall expire if not previously exercised or settled.

(D) Each Stock Appreciation Right shall entitle a Participant, upon exercise or settlement thereof, to receive payment of an amount determined by multiplying:

(1) the difference obtained by subtracting the Fair Market Value of a share of Stock on the date of grant of the Stock Appreciation Right from the Fair Market Value of a share of Stock on the date of exercise or settlement of that Stock Appreciation Right, by

(2) the number of shares as to which the Stock Appreciation Right has been exercised or settled.

                                        (iv) Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which an SAR may be exercised or settled in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. SARs and Limited SARs may be either freestanding or in tandem with other Awards.

                         (d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

                                        (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of this Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the restricted period applicable to the Restricted Stock, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

                                        (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

                                        (iii) Certificates for Stock. Restricted Stock granted under this Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

                                        (iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require or permit a Participant to elect that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under this Plan. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

                         (e) Phantom Stock. The Committee is authorized to grant Phantom Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

                                        (i) Award and Restrictions. Satisfaction of an Award of Phantom Stock shall occur upon expiration of the deferral period specified for such Phantom Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Phantom Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. Phantom Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Phantom Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

                                        (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Phantom Stock), all Phantom Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Phantom Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Phantom Stock.

                                        (iii) Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Phantom Stock shall be either (A) paid with respect to such Phantom Stock on the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Phantom Stock and the amount or value thereof automatically deemed reinvested in additional Phantom Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

                         (f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee. In the case of any grant of Stock to an officer of the Company or a Subsidiary in lieu of salary or other cash compensation, the number of shares granted in place of such compensation shall be reasonable, as determined by the Committee.

                         (g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

                         (h) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of this Plan, including without limitation convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under this Plan, may also be granted pursuant to this Section 6(h).

     7. Certain Provisions Applicable to Awards.

                         (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under this Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Subsidiary, or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Phantom Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price “discounted” by the amount of the cash compensation surrendered).

                         (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under section 422 of the Code).

                         (c) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of this Plan and any applicable Award agreement, payments to be made by the Company or a Subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including without limitation cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(c) of this Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock. Any deferral shall only be allowed as is provided in a separate deferred compensation plan adopted by the Company. This Plan shall not constitute an “employee benefit plan” for purposes of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

                         (d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to section 16 of the Exchange Act shall be exempt from section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant).

Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under section 16(b).

                         (e) Non-Competition Agreement. Each Participant to whom an Award is granted under this Plan may be required to agree in writing as a condition to the granting of such Award not to engage in conduct in competition with the Company or any of its subsidiaries for a period after the termination of such Participant’s employment with the Company and its subsidiaries as determined by the Committee.

     8. Performance and Annual Incentive Awards.

                         (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under section 162(m) of the Code.

                         (b) Performance Awards Granted to Designated Covered Employees. If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of section 162(m) of the Code, the grant, exercise and/or settlement of such Performance Award may be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

                                        (i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria or individual performance criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of section 162(m) of the Code and regulations thereunder (including Treasury Regulation §1.162 -27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised, and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

                                        (ii) Business and Individual Performance Criteria

(A) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share; (2) increase in revenues; (3) increase in cash flow; (4) increase in cash flow return; (5) return on net assets, return on assets, return on investment, return on capital, or return on equity; (6) economic value added; (7) operating margin or contribution margin; (8) net income; pretax earnings; pretax earnings before interest, depreciation and amortization; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; or operating income; (9) total stockholder return; (10) debt reduction; and (11) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof.

(B) Individual Performance Criteria. The grant, exercise and/or settlement of Performance Awards may also be contingent upon individual performance goals established by the Committee. If required for compliance with section 162(m) of the Code, such criteria shall be approved by the stockholders of the Company.

                                        (iii) Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under section 162(m) of the Code.

                                        (iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such criteria.

                                        (v) Settlement of Performance Awards; Other Terms. After the end of each performance period, the Committee shall determine the amount, if any, of (A) the Performance Award pool, and the maximum amount of potential Performance Award payable to each Participant in the Performance Award pool, or (B) the amount of potential Performance Award otherwise payable to each Participant. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this

Section 8(b). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

                         (c) Annual Incentive Awards Granted to Designated Covered Employees. If the Committee determines that an Annual Incentive Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of section 162(m) of the Code, the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(c).

                                        (i) Annual Incentive Award Pool. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                                        (ii) Potential Annual Incentive Awards. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be “performance-based compensation” under section 162(m) of the Code, the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under section 162(m) of the Code, the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.

                                        (iii) Payout of Annual Incentive Awards. After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be increased or reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount in the case of an Annual Incentive Award intended to qualify under section 162(m) of the Code. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

                         (d) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c), shall be made in writing in the case of any Award intended to qualify under section 162(m) of the Code. The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

                         (e) Status of Section 8(b) and Section 8(c) Awards under Section 162(m) of the Code. It is the intent of the Company that Performance Awards and Annual Incentive Awards under Sections 8(b) and 8(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of section 162(m) of the Code and regulations thereunder (including Treasury Regulation §1.162 -27 and successor regulations thereto) shall, if so designated by the Committee, constitute “performance-based compensation” within the meaning of section 162(m) of the Code and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with section 162(m) of the Code and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, who is likely to be a Covered Employee with respect to that fiscal year. If any provision of this Plan as in effect on the date of adoption or any agreements relating to Performance Awards or Annual Incentive Awards that are designated as intended to comply with section 162(m) of the Code does not comply or is inconsistent with the requirements of section 162(m) of the Code or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

     9. Recapitalization or Reorganization.

                         (a) Existence of Plans and Awards. The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

                         (b) Subdivision or Consolidation of Shares. The terms of an Award and the number of shares of Stock authorized pursuant to Section 4 for issuance under the Plan shall be subject to adjustment from time to time, in accordance with the following provisions:

                                        (i) If at any time, or from time to time, the Company shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (A) the maximum number of shares of Stock available for the Plan as provided in Section 4 shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be increased proportionately, and (C) the price (including the exercise price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

                                        (ii) If at any time, or from time to time, the Company shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, (A) the maximum number of shares of Stock available for the Plan as provided in Section 4 shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be decreased proportionately, and (C) the price (including the exercise price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

                                        (iii) Whenever the number of shares of Stock subject to outstanding Awards and the price for each share of Stock subject to outstanding Awards are required to be adjusted as provided in this Section 9(b), the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash, or property purchasable subject to each Award after giving effect to the adjustments. The Committee shall promptly give each Participant such a notice.

                                        (iv) Adjustments under Subsections 9(b)(i) and (ii) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.

                         (c) Corporate Restructuring. If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a “recapitalization”), the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock and securities to which the holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the holder had been the holder of record of the number of shares of Stock then covered by such Option and the share limitations provided in Sections 4 and 5 shall be adjusted in a manner consistent with the recapitalization. Upon a Change in Control the Committee, acting in its sole discretion without the consent or approval of any holder, shall effect one or more of the following alternatives, which may vary among individual holders and which may vary among Options held by any individual holder: (1) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Change in Control) fixed by the Committee, after which specified date all unexercised Options and all rights of holders thereunder shall terminate, (2) require the mandatory surrender to the Company by selected holders of some or all of the outstanding Options held by such holders (irrespective of whether such Options are then exercisable under the provisions of this Plan) as of a date, before or after such Change in Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and pay to each holder an amount of cash per share equal to the excess, if any, of the amount calculated in Section 9(d) (the “Change in Control Price”) of the shares subject to such Option over the exercise price(s) under such Options for such shares, or (3) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Change in Control; provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding; provided, further, that the right to make such adjustments shall include, but not be limited to, the modification of an Option such that the holder of the Option shall be entitled to purchase or receive (in lieu of the total shares that the holder would otherwise be entitled to purchase or receive under the Option (the “Total Shares”)), the number of shares of stock, other securities, cash or property to which the Total Shares would have been entitled to in connection with the Change in Control, at an aggregate exercise price equal to the exercise price that would have been payable if the Total Shares had been purchased upon the exercise of the Option immediately before the consummation of the Change in Control.

                         (d) Change in Control Price. The “Change in Control Price” shall equal the amount determined in clause (i), (ii), (iii), (iv) or (v), whichever is applicable, as follows: (i) the per share price offered to holders of the same class of Stock of the Company in any such merger or consolidation, (ii) the per share value of the Stock immediately before the Change in Control without regard to assets sold in the Change in Control and assuming the Company has received the consideration paid for the assets in the case of a sale of the assets, (iii) the amount distributed per share of Stock in a dissolution transaction, (iv) the price per share offered to holders of the same class of Stock of the Company in any tender offer or exchange offer whereby a Change in Control takes place, or (v) if such Change in Control occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to stockholders of the Company in any transaction described in this Section 9(d) or Section 9(c) above consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

                         (e) Non-Option Awards. In the event of changes in the outstanding Stock by reason of recapitalization, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 9, any outstanding Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of Stock or other consideration subject to such Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under this Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

                         (f) Additional Issuances. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

                         (g) Restricted Stock Awards. Plan provisions to the contrary notwithstanding, with respect to any Restricted Stock Awards outstanding at the time a Change in Control as described in Section 2(g) occurs, the Committee may, in its discretion and as of a date determined by the Committee, fully vest any or all Stock awarded to the holder pursuant to such Restricted Stock Award and then outstanding and, upon such vesting, all restrictions applicable to such Restricted Stock Award shall terminate as of such date. Any action by the Committee pursuant to this Section 9(g) may vary among individual holders and may vary among the Restricted Stock Awards held by any individual holder.

     10. General Provisions.

                         (a) Transferability.

                                        (i) Permitted Transferees. The Committee may, in its discretion, permit a Participant to transfer all or any portion of an Option, Stock Appreciation Right, Phantom Stock Award or Restricted Stock Award (if such Restricted Stock Award does not require the transfer of consideration by the Participant or the holder other than usual and customary service) after the Company’s initial registration of the Stock under section 12(b) or 12(g) of the Exchange Act, or authorize all or a portion of such Awards to be granted to an Eligible Person to be on terms which permit transfer by such Participant; provided that, in either case the transferee or transferees must be any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, in each case with respect to the Participant, any person sharing the Participant’s household (other than a tenant or employee of the Company), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests (collectively, “Permitted Transferees”); provided further that, (X) there may be no consideration for any such transfer and (Y) subsequent transfers of Awards transferred as provided above shall be prohibited except subsequent transfers back to the original holder of the Award and transfers to other Permitted Transferees of the original holder. Agreements evidencing Awards with respect to which such transferability is authorized at the time of grant must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Subsection 10(a)(i).

                                        (ii) Qualified Domestic Relations Orders. An Option, Stock Appreciation Right, Phantom Stock Award or Restricted Stock Award (if such Restricted Stock Award does not require the transfer of consideration by the Participant or the holder other than usual and customary service) after the Company’s initial registration of the Stock under section 12(b) or 12(g) of the Exchange Act, may be transferred, to a Permitted Transferee, pursuant to a domestic relations order entered or approved by a court of competent jurisdiction upon delivery to the Company of written notice of such transfer and a certified copy of such order.

                                        (iii) Other Transfers. Except as expressly permitted by Subsections 10(a)(i) and 10(a)(ii), Awards shall not be transferable other than by will or the laws of descent and distribution except that in the Committee’s discretion a Stock Appreciation Right, Phantom Stock Award (if such Stock Appreciation Right or Phantom Stock Award is not exercisable for Stock and not subject to the Participant’s or holder’s discretion as to the timing or method of payment) or Restricted Stock Award (if such Restricted Stock Award does not require the transfer of consideration by the Participant or the holder other than usual and customary service) may be transferable, however, not for consideration. Notwithstanding anything to the contrary in this Section 10, an Incentive Stock Option shall not be transferable other than by will or the laws of descent and distribution.

                                        (iv) Effect of Transfer. Following the transfer of any Award as contemplated by Subsections 10(a)(i), 10(a)(ii) and 10(a)(iii), (A) such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Participant” shall be deemed to refer to the Permitted Transferee, the recipient under a qualified domestic relations order, the estate or heirs of a deceased Participant, or other transferee, as applicable, to the extent appropriate to enable the Participant to exercise the transferred Award in accordance with the terms of this Plan and applicable law and (B) the provisions of the Award relating to exercisability hereof shall continue to be applied with respect to the original Participant and, following the occurrence of any such events described therein the Awards shall be exercisable by the Permitted Transferee, the recipient under a qualified domestic relations order, the estate or heirs of a deceased Participant, or other transferee, as applicable, only to the extent and for the periods that would have been applicable in the absence of the transfer.

                                        (v) Procedures and Restrictions. Any Participant desiring to transfer an Award as permitted under Subsections 10(a)(i), 10(a)(ii) or 10(a)(iii) shall make application therefor in the manner and time specified by the Committee and shall comply with such other requirements as the Committee may require to assure compliance with all applicable securities laws. The Committee shall not give permission for such a transfer if (A) it would give rise to short-swing liability under section 16(b) of the Exchange Act or (B) it may not be made in compliance with all applicable federal, state and foreign securities laws.

                                        (vi) Registration. To the extent the issuance to any Permitted Transferee of any shares of Stock issuable pursuant to Awards transferred as permitted in this Section 10(a) is not registered pursuant to the effective registration statement of the Company generally covering the shares to be issued pursuant to this Plan to initial holders of Awards, the Company shall not have any obligation to register the issuance of any such shares of Stock to any such transferee.

                         (b) Taxes. The Company and any Subsidiary is authorized to withhold from any Award granted, or any payment relating to an Award under this Plan, including from a distribution of Stock, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

                         (c) Changes to this Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate this Plan or the Committee’s authority to grant Awards under this Plan without the consent of stockholders or Participants, except that any amendment or alteration to this Plan, including any increase in any share limitation, shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to this Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in this Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award.

                         (d) Limitation on Rights Conferred under Plan. Neither this Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Subsidiary, (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person’s or Participant’s employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under this Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

                         (e) Unfunded Status of Awards. This Plan is intended to constitute an “unfunded” plan for certain incentive awards.

                         (f) Nonexclusivity of this Plan. Neither the adoption of this Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable, including incentive arrangements and awards which do not qualify under section 162(m) of the Code. Nothing contained in this Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action which is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on this Plan or any Award made under this Plan.

No employee, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

                         (g) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration to the Company in exchange for such Award, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

                         (h) Severability. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. If any of the terms or provisions of this Plan or any Award agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Persons who are subject to section 16(b) of the Exchange Act) or section 422 of the Code (with respect to Incentive Stock Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (unless the Board or the Committee, as appropriate, has expressly determined that the Plan or such Award should not comply with Rule 16b-3) or section 422 of the Code. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, that Option (to that extent) shall be deemed an Option not subject to section 422 of the Code for all purposes of the Plan.

                         (i) Governing Law. All questions arising with respect to the provisions of the Plan and Awards shall be determined by application of the laws of the State of Delaware, without giving effect to any conflict of law provisions thereof, except to the extent Delaware law is preempted by federal law. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

                         (j) Conditions to Delivery of Stock. Nothing herein or in any Award granted hereunder or any Award agreement shall require the Company to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option or Stock Appreciation Right, or at the time of any grant of a Restricted Stock Award, the Company may, as a condition precedent to the exercise of such Option or Stock Appreciation Right or vesting of any Restricted Stock Award, require from the Participant (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the holder’s intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by that holder (or in the event of the holder’s death, his legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect. No Option or Stock Appreciation Right shall be exercisable and no restriction on any Restricted Stock Award shall lapse with respect to a Participant unless and until the holder thereof shall have paid cash or property to, or performed services for, the Company or any of its Subsidiaries that the Committee believes is equal to or greater in value than the par value of the Stock subject to such Award.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF J.L. HALSEY CORPORATION
for the July 27, 2006 Annual Meeting of Stockholders and any postponement(s) or adjournment(s) thereof.

     The undersigned hereby: (a) acknowledges receipt of the Notice of the Annual Meeting of the stockholders of J.L. Halsey Corporation to be held on July 27, 2006 (the “Annual Meeting”), and the associated Proxy Statement; (b) appoints William T. Comfort III and David R. Burt, or either of them, as proxy, with the power to appoint a substitute; (c) authorizes each proxy to represent and vote, as designated below, all of the shares of Common Stock of the Company, par value $0.01 per share, held of record by the undersigned at the close of business on June 8, 2006, at the Annual Meeting and at any postponement(s) or adjournment(s) thereof; and (d) revokes any proxies previously given.

1.

The Board of Directors recommends a vote FOR Andrew Richard Blair and Nicolas De Santis Cuadra as Class I directors of the Company, to serve until the Annual Meeting of Stockholders following the 2008 fiscal year and until their successors shall be elected and qualified.

Andrew Richard Blair	☐ FOR THE NOMINEE	☐ WITHHELD FROM NOMINEE

Nicolas De Santis Cuadra	☐ FOR THE NOMINEE	☐ WITHHELD FROM NOMINEE

2.

The Board of Directors recommends a vote FOR approval and adoption of an amendment to the Company’s Certificate of Incorporation, which shall effect the Reverse Stock Split at a ratio of not less than one-for-two and not more than one-for-seven and reduce the number of authorized shares of Common Stock from 200,000,000 to 100,000,000, and a grant of discretionary authority to the Board of Directors to file such amendment at any time prior to the Annual Meeting of stockholders following the fiscal year ending June 30, 2006.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(continued and to be dated and signed on reverse side)*********************************************************************************************************************************************************************************

(continued from other side)

3.	The Board of Directors recommends a vote FOR ratification of the J.L. Halsey Corporation Amended and Restated 2005 Equity-Based Compensation Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	The Board of Directors recommends a vote FOR ratification of the appointment of Burr, Pilger & Mayer LLP as the independent auditors for the Company for the fiscal year ending June 30, 2006.

☐ FOR	☐ AGAINST	☐ ABSTAIN

This Proxy Card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this Proxy will be voted FOR the proposals set forth above.

Please sign, date, and return this Proxy as promptly as possible in the envelope provided:

Dated: ___________________________, 2006

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Signature(s) of Stockholders

Joint owners should each sign. Signature(s) should correspond with the name(s) printed on your J.L. Halsey Corporation stock certificates. Attorneys, executors, administrators, and guardians should give full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.